SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    Minnesota Power & Light Company
 ...............................................................................
            (Name of Registrant as Specified in Its Charter)


                         Philip R. Halverson
 ...............................................................................
              (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         ......................................................................
      2) Aggregate number of securities to which transaction applies:
         ......................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated  and state how it was determined):
         ......................................................................
      4) Proposed maximum aggregate value of transaction:
         ......................................................................
      5) Total fee paid:
         ......................................................................

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:  ...........................................
      2)  Form, Schedule or Registration Statement No.: ......................
      3)  Filing Party: ......................................................
      4)  Date Filed: ........................................................

                             [LOGO OF MINNESOTA POWER]
                             NOTICE AND PROXY STATEMENT







                                        ANNUAL MEETING OF SHAREHOLDERS
                                                 Tuesday, May 14, 1996
                                                     Duluth, Minnesota

[LOGO OF MINNESOTA POWER]

Dear Shareholder:

         We cordially invite you to attend Minnesota Power's 1996 Annual Meeting of Shareholders on Tuesday, May 14, 1996 at 2 p.m. in the auditorium at the Duluth Entertainment Convention Center (DECC). The DECC is located on the waterfront at 350 Harbor Drive in Duluth. Free parking is available in the adjoining lot. On behalf of the Board of Directors, we encourage you to attend.

         This year there are 14 nominees standing for election to the Board. Two members of the Board, Sister Kathleen Hofer and Charles Russell, will not stand for reelection. We thank them for their contributions to the success of the Company. We are pleased to have standing for election, for the first time, D. Michael Hockett, Jack R. Kelly, Jr., and George L. Mayer. Mr. Hockett is Chairman and CEO of ADESA Corporation, our new automobile auction subsidiary. Mr. Kelly was Chairman of ADESA until it joined Minnesota Power last July. He continues to be a valued advisor to ADESA, serving on its board of directors. Mr. Mayer, a seasoned real estate investor and manager, will contribute to the Company's ongoing real estate investment strategy.

         We recommend for your approval the Executive Long-Term Incentive Compensation Plan and the Director Long-Term Stock Incentive Plan. The plans are designed to more closely link the interest of Directors and management to those of our shareholders.

         It is important that your shares be represented at the Annual Meeting. At your earliest convenience, please sign, date, and mail the enclosed proxy card in the envelope provided.

        Prior to our Annual Meeting this year, you will have a special opportunity to learn more about the newest member of Minnesota Power's team, ADESA Corporation. Key members of ADESA management will be on hand with displays and information booths describing ADESA's many services to the automotive industry. As a special plus, the ADESA team will conduct a live automobile auction, with licensed car dealers selling and bidding on cars. The ADESA management team will make presentations and answer your questions over a box lunch. Visit with the car dealers as well. This program will be very informative and fun. Review the enclosed information and, if you plan to participate, please fill out the enclosed reply card and return it with your proxy.

         A summary of the Annual Meeting proceedings will be mailed in early June to all shareholders.

         Thank you for your continued support. We look forward to seeing you in May.

Sincerely,


Arend J. Sandbulte                        Edwin L. Russell
Chairman                                  President and Chief Executive Officer

                      MINNESOTA POWER & LIGHT COMPANY

--------------------------------------------------------------------------------
          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MAY 14, 1996
--------------------------------------------------------------------------------


         The Annual Meeting of Shareholders of Minnesota Power & Light Company will be held in the auditorium at the Duluth Entertainment Convention Center, 350 Harbor Drive, Duluth, Minnesota, on Tuesday, May 14, 1996 at 2 p.m. for the following purposes:

         1.     To elect a Board of 14 Directors to serve for the ensuing year;

         2. To appoint Price Waterhouse LLP as the Company's independent accountants for 1996;

         3. To vote upon a proposal to approve the Minnesota Power Executive Long-Term Incentive Compensation Plan;

         4. To vote upon a proposal to approve the Minnesota Power Director Long-Term Stock Incentive Plan; and

         5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record on the books of the Company at the close of business on March 15, 1996 are entitled to notice of and to vote at the Annual Meeting.

         All shareholders are cordially invited and encouraged to attend the meeting in person. The holders of a majority of the shares entitled to vote at the meeting must be present in person or by proxy to constitute a quorum.

         We would appreciate your signing and returning the enclosed proxy card at your earliest convenience to facilitate an efficient tally of your votes.

By order of the Board of Directors,



Philip R. Halverson
Corporate Secretary

Dated at Duluth, Minnesota
March 20, 1996

         If you have not received the Minnesota Power 1995 Annual Report, which includes financial statements, kindly notify Minnesota Power Shareholder Services, 30 West Superior Street, Duluth, MN 55802, telephone number 1-800-535-3056 or 1-218-723-3974, and a copy will be sent to you.

                     MINNESOTA POWER & LIGHT COMPANY
                        30 West Superior Street
                        Duluth, Minnesota 55802

--------------------------------------------------------------------------------
                            PROXY STATEMENT
--------------------------------------------------------------------------------

Solicitation

         The Proxy accompanying this statement is solicited on behalf of the Board of Directors of Minnesota Power & Light Company (Minnesota Power or Company) for use at the Annual Meeting of Shareholders to be held on May 14, 1996, and any adjournments thereof. The purpose of the meeting is to elect a Board of 14 Directors to serve for the ensuing year, to appoint Price Waterhouse LLP as the Company's independent accountants for 1996, to vote upon a proposal to approve the Executive Long-Term Incentive Compensation Plan, to vote upon a proposal to approve the Director Long-Term Stock Incentive Plan, and to transact such other business as may properly come before the meeting. All properly executed proxies received at or before the meeting, and entitled to vote, will be voted at the meeting.

         This Proxy Statement and enclosed proxy card were first mailed on or about March 20, 1996. Each proxy delivered pursuant to this solicitation is revocable any time before it is voted, by written notice delivered to the Corporate Secretary of the Company.

         The Company expects to solicit proxies primarily by mail. Proxies also may be solicited in person and by telephone at a nominal cost by regular or retired employees of the Company. The expenses of such solicitation are the ordinary ones in connection with preparing, assembling, and mailing the material and also include charges and expenses of brokerage houses and other custodians, nominees, or other fiduciaries for communicating with shareholders. Additional solicitation of proxies will be made by mail, telephone, and in person by Corporate Investor Communications, Inc., a firm specializing in the solicitation of proxies, at a cost to the Company of approximately $6,000 plus expenses. The total amount of such expenses will be borne by the Company.

Outstanding Shares and Voting Procedures

         The outstanding shares of capital stock of the Company, as of March 15, 1996, were as follows:

Preferred Stock 5% Series ($100 par value)........................113,358 shares

Serial Preferred Stock $7.36 Series (without par value)...........170,000 shares

Serial Preferred Stock A $7.125 Series (without par value)........100,000 shares

Serial Preferred Stock A $6.70 Series (without par value).........100,000 shares

Common Stock (without par value) ..............................31,647,905 shares

         Each share of the Company's preferred stocks and Common Stock of record on the books of the Company at the close of business on March 15, 1996, is entitled to notice of the Annual Meeting and to one vote.

         The affirmative vote of a majority of the shares of stock present and entitled to vote at the Annual Meeting is required for election of each director and for approval of the other items to be acted upon by shareholders. An automated system administered by the Company's Shareholder Services Department tabulates the votes. Abstentions are included in determining the number of shares present and voting and are treated as votes against the particular proposal. Broker non-votes are not counted for or against any particular proposal.

Proposals of Shareholders for the Annual Meeting
Scheduled for May 13, 1997

         All proposals from shareholders to be considered at the Annual Meeting scheduled for May 13, 1997 must be received by the Corporate Secretary at 30 West Superior Street, Duluth, Minnesota 55802, not later than November 20, 1996.

Security Ownership of Certain Beneficial Owners and Management

         The following table lists the only persons known to the Company who own beneficially as of March 1, 1996, more than 5 percent of any class of the Company's voting securities. Unless otherwise indicated, the beneficial owners shown have sole voting and investment power over the shares listed.

                                                                            Number of Shares          Percentage
Title of Class              Name and Address of Beneficial Owner           Beneficially Owned        of the Class
--------------              ------------------------------------           ------------------        ------------
Serial Preferred            American General Corporation                         15,400<F1>             9.1%<F1>
Stock                       2929 Allen Parkway
                            Houston, TX 77019
-----------------------------------------------------------------------------------------------------------------------
Serial Preferred            ISACO                                               150,000                75.0%
Stock A                     c/o IDS Trust
                            P.O. Box 1450
                            Minneapolis, MN 55485
-----------------------------------------------------------------------------------------------------------------------
Serial Preferred            HARE & Co.                                           30,000                15.0%
Stock A                     c/o Bank of New York
                            P.O. Box 11203
                            New York, NY 10249
-----------------------------------------------------------------------------------------------------------------------
Serial Preferred            Auer & Co.                                           10,000                 5.0%
Stock A                     c/o Bankers Trust Co.
                            P.O. Box 704
                            New York, NY 10015
-----------------------------------------------------------------------------------------------------------------------
Serial Preferred            Sigler & Co.                                         10,000                 5.0%
Stock A                     c/o Manufacturers Hanover Trust Co.
                            P.O. Box 50000
                            Newark, NJ 07101-8006
-----------------------------------------------------------------------------------------------------------------------
Common Stock                Mellon Bank, N.A.                                 4,696,793<F2>            15.0%<F2>
                            One Mellon Bank Center
                            Pittsburgh, PA 15258
-----------------------------------------------------------------------------------------------------------------------

<F1>      American  General  has shared  power with  American  General  Life and
Accident Insurance Company (AGLA) to vote or direct the vote and to dispose or direct the disposition of 10,000 shares, and with American General Life Insurance Company of New York (AGNY) to vote or direct the vote and to dispose or direct the disposition of 5,400 shares. AGLA and AGNY, wholly owned subsidiaries of American General, are the record owners of these shares.
<F2>      Mellon Bank holds 4,548,344  shares in its capacity as Trustee of the
Minnesota Power and Affiliated Companies Employee Stock Ownership Plan and Trust
(ESOP). Generally, these shares will be voted in accordance with instructions received by Mellon Bank from participants in the ESOP.

         The following table presents the shares of Common Stock of the Company (Common Stock) beneficially owned by directors, nominees for director, executive officers named in the Summary Compensation Table appearing subsequently in this Proxy Statement, and all directors and executive officers of the Company as a group, as of March 15, 1996. Unless otherwise indicated, the persons shown have sole voting and investment power over the shares listed.

Name of Beneficial Owner       Shares<F1>         Name of Beneficial Owner        Shares<F1>
------------------------       ------             ------------------------        ------
Merrill K. Cragun                3,200            Charles A. Russell                7,264
Dennis E. Evans                  5,400            Edwin L. Russell                 16,557 <F5>
D. Michael Hockett                   0 <F2>       Arend J. Sandbulte               31,055 <F6>
Sr. Kathleen Hofer                   0 <F3>       Nick Smith                        1,225
Peter J. Johnson                 3,840 <F4>       Bruce W. Stender                  1,461
Jack R. Kelly, Jr.               1,500            Donald C. Wegmiller               2,891
George L. Mayer                 21,000            Donnie R. Crandell                2,373 <F7>
Paula F. McQueen                 2,200            Robert D. Edwards                10,035
Robert S. Nickoloff              6,926            David G. Gartzke                  4,734
Jack I. Rajala                   8,260            Jack R. McDonald                 10,219 <F8>
Directors and Executive Officers as a Group (26 in Group)                         144,659

-------------------------------------------------------------------------------------------------------------------

<F1>  Each  director,  nominee for director, and  executive  officer owns only a  fraction  of 1 percent  of any class of  Company  stock and all directors  and  executive  officers  as a group  also own  less  than 1 percent of any class.
-------------------------------------------------------------------------------------------------------------------
<F2>  Mr. Hockett, Director of Minnesota Power and Chairman and CEO of ADESA
      Corporation, holds a 15 percent ownership interest in ADESA, which links his financial interest with that of the Company.
<F3>  Consistent with her vows as a member of the Benedictine Order, Sr.
      Kathleen Hofer owns no stock of the Company.
<F4>  Voting and investment power for all shares is shared with his spouse.
<F5>  Includes  16,209 shares for which voting and investment  power is shared with his spouse and 348 shares owned as custodian for his children.
<F6>  Includes 3,634 shares for which voting and investment power is shared with his spouse.
<F7>  Includes 505 shares owned by his spouse.
<F8>  Includes 2,420 shares owned by his spouse.


--------------------------------------------------------------------------------
                   ITEM NO. 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board expects that all of the nominees will be available for election. In the event, however, that any of them should become unavailable, it is intended that the proxy would be voted for a nominee or nominees who would be designated by the Board, unless the Board reduces the number of directors serving on the Board.

         In connection with its acquisition of ADESA in July 1995, the Company appointed Mr. Hockett as a director, effective July 26, 1995, and agreed to nominate Mr. Hockett (or an alternate nominee selected by a majority of the ADESA management shareholders) for election by the shareholders at the 1996, 1997, and 1998 Annual Meetings, and thereafter if ADESA management has not then exercised its right to sell or the Company has not exercised its right to purchase ADESA management's 17 percent ownership interest in ADESA Corporation.

Directors Standing for Election
                                                                        Director
                                                                         Since
                                                                        --------

PHOTO   MERRILL K. CRAGUN,  64,  Brainerd,  MN.  President of Cragun     1991
        Corp.,  a resort and  conference center. Director of MP Real
        Estate Holdings, Inc.<F1> (MP Real Estate), and MP Water
        Resources, Inc.<F1> (MP Water Resources).



PHOTO   DENNIS E. EVANS, 57, Minneapolis, MN. Member of the Executive    1986
        and the Executive Compensation Committees. President and
        Chief Executive Officer (CEO) of the Hanrow Financial Group,
        Ltd., a merchant  banking  firm.  Director of MP Water
        Resources<F1>,  ADESA Corporation<F1> (ADESA), Angeion
        Corporation, and Astrocom Corporation.



PHOTO   D. MICHAEL HOCKETT, 53,  Indianapolis,  IN. Chairman and CEO     1995
        of ADESA<F1>. He was previously CEO and President of ADESA and, before that, CEO of the four auto auction  companies
        that became subsidiaries of ADESA when it was formed in 1992.



PHOTO   PETER J. JOHNSON, 59, Tower, MN. Member of the Electric          1994
        Operations  Committee.  President and CEO of Hoover
        Construction Company, a highway and heavy construction
        contractor.  Chairman of Michigan  Limestone  Operations,
        which  produces  limestone.  Director of Queen City Federal
        Savings, and of Queen City Bancorp, Inc.


PHOTO   JACK R. KELLY, JR., 61, Atlanta,  GA. Director of ADESA<F1>      1996
        (was Chairman until July 1995). A general  partner in
        Noro-Moseley Partners,  a venture  capital firm with
        committed  capital of approximately  $150 million  focusing on growth  companies in the Southeast.


PHOTO   GEORGE L. MAYER,  51,  Essex,  CT.  Founder and  President of    --
        Manhattan  Realty  Group which  manages  various  real estate
        properties  located   predominantly  in  northeastern  United
        States.  A  consultant  to the board of directors of Schwaab,
        Inc., the country's  largest  manufacturer of handheld rubber stamps and associated products.

--------------------------------------------------------------------------------
<F1>  A wholly owned subsidiary of Minnesota Power,
     except that Minnesota Power owns 83 percent of ADESA.
--------------------------------------------------------------------------------

                                                                        Director
                                                                         Since
                                                                        --------

PHOTO   PAULA  F.  McQUEEN,  49,  Punta  Gorda,  FL.  Member  of  the    1993
        Executive and Audit  Committees.  Partner of Webb,  McQueen &
        Co., P.L., a certified public accounting firm.  President and
        CEO of Allied  Engineering & Testing Inc., an engineering and materials  testing company.  She was previously  Director and
        President  of PGI Sales  Incorporated,  a  southwest  Florida community developer. Director of MP Water Resources<F1>, MP
        Real Estate Holdings<F1>, and SouthTrust Bank of Southwest
        Florida, N.A.


PHOTO   ROBERT S. NICKOLOFF,  66, St. Paul, MN. Chairman of the          1986
        Executive  Compensation Committee and member of the Executive
        Committee.  Chairman  of the Board of Medical  Innovation
        Capital, Inc., and General Partner of Medical Innovation
        Partners and Medical Innovation Partners II, all venture
        capital firms.  Self-employed as an attorney.  Director of
        ADESA<F1>, and Green Tree Financial Corporation.


PHOTO   JACK I. RAJALA, 56, Grand Rapids, MN. Member of the Executive    1985
        and the Electric Operations Committees.  Chairman and CEO of
        Rajala Companies and Director and President of Rajala Mill
        Company, which manufacture and trade lumber. Director of Grand
        Rapids State Bank.


PHOTO   EDWIN L.  RUSSELL,  51,  Duluth,  MN. President and CEO of       1995
        Minnesota  Power.  Member of the Executive and the Electric
        Operations  Committees.  Director of ADESA<F1>, MP Water
        Resources<F1>, MP Real Estate Holdings<F1>, American
        Paging, Inc., American Photo Booths, Inc., Lake Superior
        Center, United Way of Greater Duluth, and Advantage
        Minnesota.  He was previously Group Vice President of
        J. M. Huber Corporation, a $1.5 billion diversified
        manufacturing and natural resources company.


PHOTO   AREND J. SANDBULTE,  62, Duluth, MN. Chairman of Minnesota       1983
        Power and the Executive Committee. He was President of
        Minnesota  Power until May 1995 and CEO until  January
        1996. Chairman of Superior Water,  Light and Power
        Company<F1> and MP Water  Resources<F1>.  Director of
        ADESA<F1>,  and St. Mary Land and Exploration Company.


PHOTO   NICK  SMITH,  59, Duluth,  MN.  Member  of  the  Executive      1995
        Compensation and Electric Operations Committees. Chairman of
        and attorney with Fryberger, Buchanan, Smith & Frederick,
        P.A., a law firm. Director of MP Water Resources<F1>.
        Chair and CEO of Northeast Ventures Corporation, a venture capital firm investing in northeastern Minnesota.

--------------------------------------------------------------------------------
<F1> A wholly owned subsidiary of Minnesota Power,
     except that Minnesota Power owns 83 percent of ADESA.
--------------------------------------------------------------------------------

                                       5


                                                                        Director
                                                                         Since
                                                                        --------
PHOTO   BRUCE W.  STENDER,  54,  Duluth,  MN.  Member of the Audit       1995
        Committee.  President  and CEO of Labovitz  Enterprises, Inc.
        which owns and manages hotel properties.  Director of ADESA<F1>.
        Chairman of the Sota Tech Fund, a non-profit  corporation
        developing new  technologies,  and Vice  Chairman  of the
        Benedictine  Health  System,  the parent  corporation for a group of non-profit health care providers.


PHOTO   DONALD C.  WEGMILLER,  57,  Minneapolis,  MN. Chairman of the    1992
        Audit  Committee  and  member of the  Executive  Compensation
        Committee.  President  and  CEO  of  Management  Compensation
        Group/HealthCare,   a  national  executive  compensation  and
        benefits consulting firm. He was previously Vice Chairman and
        President of Health Span Health  System and President and CEO
        of  Health  One  Corporation,   diversified  health  services
        organizations.  Director  of G.  D.  Searle  and  Co.,  HBO &
        Company,  Medical  Graphics  Corporation,   Health  Providers
        Insurance Company,  InPhyNet Medical  Management,  Inc., Life
        Rate Systems, Inc., and Possis Medical, Inc.

--------------------------------------------------------------------------------
<F1> A wholly owned subsidiary of Minnesota Power,
     except that Minnesota Power owns 83 percent of ADESA.
--------------------------------------------------------------------------------

Board and Committee Meetings in 1995

         During 1995, the Board of Directors held nine meetings. The Executive Committee, which held five meetings during 1995, provides oversight of corporate financial matters, performs the functions of a director nominating committee, and is authorized to exercise the authority of the Board in the intervals between meetings. Shareholders may recommend nominees for director to the Executive Committee by addressing the Corporate Secretary of the Company, 30 West Superior Street, Duluth, Minnesota 55802. The Audit Committee, which held five meetings in 1995, recommends the selection of independent accountants, reviews and evaluates the Company's accounting and financial practices, and reviews and recommends approval of the annual audit report. The Executive Compensation Committee, which held four meetings in 1995, ensures that compensation and benefit arrangements for Company officers and other key executives are equitable, competitive with the marketplace, and consistent with corporate objectives. The Electric Operations Committee, which held three meetings in 1995, provides oversight of the Company's MP-Electric business unit. The Directors sitting on the board of MP Water Resources, Inc., and MP Real Estate Holdings, Inc., both wholly owned subsidiaries, will have oversight of Minnesota Power's water operations and real estate operations, respectively. All directors attended 75 percent or more of the aggregate number of meetings of the Board of Directors and applicable committee meetings in 1995.

Certain Relationships and Related Transactions

ADESA Relationships

         On December 19, 1995 ADESA Corporation, the Company's subsidiary, purchased Eagle Investments II, LLC (Eagle), an Indiana limited liability company, from five members of the ADESA Corporation's Executive Management team, including Mr. Hockett, ADESA's Chairman and CEO, who owned 90 percent of Eagle. Eagle's only asset was a jet aircraft which was to be used by ADESA in managing its growing number of auction sites. ADESA paid Eagle $99,000 as the cash purchase price for these interests. An additional $1,814,795, representing the principal and interest owing on a Note held by Bank One, N.A., Indianapolis, was paid to Eagle and the jet aircraft is now owned free and clear of liens. Eagle paid $1,881,318 for the aircraft, license, and other associated acquisition costs on July 11, 1995, and invested $52,216 in the aircraft for improvements and maintenance. Upon subsequent evaluation, it was determined that ownership of a jet aircraft would no longer be necessary, and ADESA has now sold the aircraft.

         ADESA leases space on an annual basis for its principal offices in an office building located at 1919 S. Post Road, Indianapolis, Indiana, from CIL, Inc., an entity that is wholly owned by Mr. Hockett. ADESA paid an aggregate of $148,488 in lease payments to CIL during 1995. Management believes that the terms of the lease are comparable to terms that could be obtained by ADESA from unrelated parties for comparable rental property. As specified under a services agreement with CIL, ADESA received $19,200 in fees from CIL for providing certain general and administrative services to CIL. ADESA had an outstanding receivable from CIL at December 31, 1995 of $95,541 arising from the purchase of automobiles at ADESA-Indianapolis and certain construction costs incurred by ADESA at 1919 S. Post Road, Indianapolis, Indiana which were to be reimbursed by CIL. Such receivables were paid in the normal course of business.

         Mr. Hockett and Mr. Dave Hill, a director and executive officer of ADESA, and Mr. Hill's son own an automobile dealership that has participated as a seller and a buyer at certain of ADESA's auction facilities. In addition, Mr. Hockett, Mr. Hill, and Mr. Larry Wechter, a director and executive officer of ADESA, are directors and officers of the corporation which owns such dealership. Such dealership settles its accounts on the same terms as any third-party customer at ADESA auctions, and, in the ordinary course, ADESA had outstanding receivables from the dealership of $95,231 at December 31, 1995 representing the unremitted purchase price of automobiles purchased at auction which were remitted by ADESA to the sellers net of ADESA's fees. Such receivables were paid in the normal course of business. The dealership paid fees to ADESA in the aggregate of $21,610 during 1995 for use of auction facilities.

         Messrs. Hockett, Hill, and Wechter are shareholders of a corporation which owns a corporation which has participated as a seller and a buyer at certain of ADESA's auction facilities. In addition, Mr. Wechter is director of such corporation. Such corporation settles its accounts on the same terms as any third-party customer at ADESA's auctions, and, in the ordinary course ADESA had outstanding receivables from such corporation of $16,170 at December 31, 1995 representing the unremitted purchase price of automobiles purchased at auction which were remitted by ADESA to the sellers net of ADESA's fees. Such receivables were paid in the normal course of business. The corporation paid fees to ADESA in the aggregate of $13,634 during 1995 for use of auction facilities.
Other Relationships

         Robert S. Mars, Jr., who retired from the Board of Directors effective May 9, 1995, is Chairman of W.P.& R.S. Mars Company, an industrial equipment and supply firm. In the normal course of business through May 9 in 1995 the Company and its subsidiaries purchased $86,737 worth of tools, equipment, and repair services from Mars Company. Some of these tools, equipment, and repair services were purchased pursuant to competitive bids, and others were purchased directly from inventory of the company as required. It is the opinion of the Company that such purchases were made at prices that were competitive with others in this area.

         See the disclosure herein of transactions by the Company with Norwest Bank and with LAREX, Inc. under "Compensation Committee Interlocks and Insider Participation."

Compensation of Executive Officers

         The following information describes compensation paid in the years 1993 through 1995 for the Company's five highest paid executive officers.

                                            SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------

                                     Year        Annual Compensation <F1>      Long-Term            All Other
                                                                              Compensation        Compensation <F4>
                                             ----------------------------------------------------
Name and Principal Position                   Salary            Bonus        Payouts - LTIP            ($)
                                                ($)              ($)          Payouts ($) <F2>
------------------------------------------------------------------------------------------------------------------
Arend J. Sandbulte                  1995     371,090          191,014               0                48,974
Chairman and Chief Executive        1994     352,587           45,953               0                74,925
Officer <F3>                        1993     362,625           93,470          31,440                63,107

Jack R. McDonald                    1995     206,219          139,407               0                24,477
Executive Vice President-Finance    1994     196,154           15,727               0                25,951
and Corporate Development           1993     194,417           28,000          22,270                22,117

Robert D. Edwards                   1995     208,481          110,132               0                16,588
Executive Vice President            1994     196,154           30,860               0                20,173
and President-MP-Electric           1993     196,167           35,000          22,270                17,740

Donnie R. Crandell                  1995     172,827           53,963               0                20,261
Senior Vice President-              1994      37,635            5,340               0                 2,199
Corporate Development               1993     108,517           10,909               0                 6,334

David G. Gartzke                    1995     165,089           57,924               0                11,013
Senior Vice President-              1994     140,446           17,440               0                14,126
Finance and CFO                     1993     139,167           11,360               0                11,134

-------------------------------------------------------------------------------------------------------------------

<F1>  Amounts shown include compensation earned by the named executive officers, as well as amounts  earned but deferred at the election of those  officers.  The
      "Bonus" column is comprised of amounts earned pursuant to Results Sharing and the Annual Incentive Plan.
<F2>  The amounts  shown  represent the fair market value of shares of Common Stock reportable for 1993,  based upon corporate  performance  during the four-year period ended December 31, 1993.
<F3>  Mr.  Sandbulte  stepped  down  from the  Office  of Chief  Executive  Officer effective January 23, 1996, consistent with his retirement plans.
<F4>  The amounts shown for 1995 include the following Company contributions for the named executive officers:


                                                                           Annual Company
                                                     Annual Company      Contribution to the     Above-Market Interest
                             Annual Company        Contribution to the     Supplemental        Earned on Compensation
                           Contribution to the      Employee Stock           Executive         Deferred Under Executive
Name                      Flexible Benefit Plan      Ownership Plan       Retirement Plan          Incentive Plan<F1>
------------------------- ---------------------- ---------------------- --------------------- --------------------------
Arend J. Sandbulte               $9,975                 $3,004                 $25,257                $10,738
Jack R. McDonald                  8,100                  3,004                  11,063                  2,310
Robert D. Edwards                 6,825                  3,004                   5,563                  1,196
Donnie R. Crandell                6,825                  3,004                   1,521                      0
David G. Gartzke                  6,006                  2,644                   1,723                    640

<F1> The Company made  investments in  corporate-owned  life  insurance  which will recover the cost of these  above-market  benefits if actuarial factors and other assumptions are realized.

                          LONG-TERM INCENTIVE PLANS TABLE

                            Awards in Last Fiscal Year

                                                      Estimated Future Payouts
                                                     under Non-Stock Price-Based
                                                                Plans
       (a)                 (b)          (c)               (d)           (e)
                        Number of   Performance or
                         Shares,    Other Period
                        Units or       Until
                          Other     Maturation or
      Name             Rights (#)      Payout          Target (#)    Maximum (#)
------------------    ------------ ---------------  --------------  ------------
Arend J. Sandbulte        3,600      1/95 - 12/98        3,600           6,000

Jack R. McDonald          2,850      1/95 - 12/98        2,850           4,750

Robert D. Edwards         2,850      1/95 - 12/98        2,850           4,750

Donnie R. Crandell        1,000      1/95 - 12/98        1,000           1,666

David G. Gartzke          1,525      1/95 - 12/98        1,525           2,541

         Payouts (from 0 to maximum) under the Long-Term Incentive Plan are based upon the total shareholder return ranking of the Company in comparison to a peer group of ten Upper Midwest utilities (60%) and the S&P 500 (40%). The Company must rank in the 55th percentile of the peer group or above the 40th percentile of the S&P 500 for any award to be earned. The target award is earned if the Company ranks in the 73rd percentile of the peer group and the 70th percentile of the S&P 500; and the maximum award is earned if the Company ranks first or second in the peer group and at the 90th percentile of the S&P 500. Payouts are made in cash and Company Common Stock.

Retirement Plans

         The following table sets forth examples of the estimated annual retirement benefits that would be payable to participants in the Company's Retirement Plan and Supplemental Executive Retirement Plan after various periods of service, assuming no changes to the plans and retirement at the normal retirement age of 65:

                              PENSION PLAN TABLE
                                       Years of Service
              ------------------------------------------------------------------

Remuneration<F1>     15            20           25            30           35
--------------------------------------------------------------------------------
 $125,000         $15,000       $33,750      $40,000       $46,250      $52,500
  150,000          18,000        40,500       48,000        55,500       63,000
  175,000          21,000        47,250       56,000        64,750       73,500
  200,000          24,000        54,000       64,000        74,000       84,000
  225,000          27,000        60,750       72,000        83,250       94,500
  250,000          30,000        67,500       80,000        92,500      105,000
  300,000          36,000        81,000       96,000       111,000      126,000
  400,000          48,000       108,000      128,000       148,000      168,000
  500,000          60,000       135,000      160,000       185,000      210,000
  600,000          72,000       162,000      192,000       222,000      252,000
  700,000          84,000       189,000      224,000       259,000      294,000
--------------------------------------------------------------------------------

<F1>  Represents the highest  annualized  average  compensation  (salary and bonus) received for 48 consecutive months during the employee's last 15 years of service with the Company. For determination of the pension benefit, the 48-month period for highest average salary may be different from the 48-month period of highest aggregate bonus compensation.

         Retirement benefit amounts shown are in the form of a straight-life annuity to the employee and are based on amounts listed in the Summary
Compensation Table under the headings Salary and Bonus. Retirement benefit amounts shown are not subject to any deduction for Social Security or other offset amounts. The Retirement Plan provides that the benefit amount at retirement is subject to adjustment in future years to reflect cost of living increases to a maximum adjustment of 3 percent per year. As of December 31, 1995, the executive officers named in the Summary Compensation Table had the following number of years of credited service under the plan:

    Arend J. Sandbulte       31 years        Donnie R. Crandell      14 years
    Jack R. McDonald         28 years        David G. Gartzke        20 years
    Robert D. Edwards        19 years

         With certain exceptions, the Internal Revenue Code of 1986, as amended,
(Code) presently restricts the aggregate amount of annual pension which may be paid to an employee under the Retirement Plan to $120,000, which amount is subject to adjustment in future years to reflect cost of living increases. The Company's Supplemental Executive Retirement Plan provides for supplemental payments by the Company to eligible executives (including the executive officers named in the Summary Compensation Table) in amounts sufficient to maintain total retirement benefits upon retirement at a level which would have been provided by the Retirement Plan if benefits were not restricted by the Code.

Compensation of Directors

         Employee directors receive no additional compensation for their services as directors. In 1995, the Company paid each director an annual retainer fee of $5,000 and 500 shares of Common Stock under the terms of the Company's Director Stock Plan. In addition, each director was paid $850 for each Board, Committee, and subsidiary board meeting attended, except that $500 was paid for attendance at a second meeting held the same day as another meeting. Each director who is the Chairman of a Committee received an additional $150 for each Committee meeting attended. A $250 fee was paid for conference call meetings. Directors may elect to defer all or a part of the cash portion of their retainer fees and meeting fees. The shares of Common Stock paid to directors during 1995 had an average market price of $26.13 per share. The Company also provides life insurance of $5,000 on the life of each director at an aggregate cost to the Company of $938 in 1995.

         The Board has a Long-Term Incentive Plan which provides a compensation program similar to that provided to the executive officers by the Long-Term Incentive Plan (as described in the Executive Compensation Committee Report below), except that the directors' maximum award opportunity is 600 shares of Common Stock every other year. The plan awards Common Stock to the directors if, over a four-year period commencing with each even numbered year, the total return to the Company's shareholders (that is, stock price appreciation plus reinvested dividends) ranks at or above the 55th percentile of a pre-selected group of ten comparable utilities or above the 40th percentile of the Standard & Poor's 500 (S&P 500). The size of the award varies depending upon the extent to which the Company's total return exceeds the above total returns. No awards were paid to directors for the four-year period ending December 31, 1995 because the Company's stock performance was below both threshold total returns.

         Effective January 1, 1996, directors will receive automatic grants of stock options every year and performance shares every other year pursuant to the new Director Long-Term Stock Incentive Plan, which is being presented to shareholders for approval at this Annual Meeting and which is described in greater detail later in this Proxy Statement. Awards of stock under the current Long-Term Incentive Plan will no longer be made after the end of the current four-year performance period (1994 - 1997).

Employment Contracts

         The Company entered into employment agreements effective May 1, 1995 with Robert D. Edwards and David G. Gartzke in which each executive agreed to remain an employee of the Company through May 31, 1998 at an annual base salary that is not less than his respective 1995 base salary.

Report of Board Executive Compensation Committee on Executive Compensation

         Described below are the compensation policies of the Executive Compensation Committee of the Board of Directors effective for 1995 with respect to the executive officers of the Company. Composed entirely of independent outside directors, the Executive Compensation Committee is responsible for recommending to the Board the policies which govern the executive compensation program of the Company and for administering those policies. To assist the Executive Compensation Committee in connection with the performance of such responsibilities for 1995, the Board retained the services of Hewitt Associates LLC, a benefits and compensation consulting firm. Hewitt Associates has been retained in this capacity since 1986.

         The role of the executive compensation program is to help the Company achieve its corporate goals by motivating performance, rewarding positive results, and encouraging teamwork. Recognizing that the potential impact an individual employee has on the attainment of corporate goals tends to increase at higher levels within the Company, the executive compensation program provides greater variability in compensating individuals based on results achieved as their levels within the Company rise. In other words, individuals with the greatest potential impact on achieving the stated goals have the greatest amount to gain when goals are achieved and the greatest amount at risk when goals are not achieved.

         The program also recognizes that, in order to attract and retain exceptional executive talent, compensation must be competitive in the national market when measured against comparable firms within that market. For those executives engaged primarily or exclusively in electric operations, the relevant market for purposes of comparison is other electric utilities throughout the country which, on average, are comparable in size to the Company. For those executives engaged substantially in the Company's diversification activities, the appropriate market for purposes of comparison includes both electric utilities and general industry. Comparisons with the general industry market allow recognition of skills required in diversification activities and compensation levels of executives in other industries.

         To determine market levels of compensation for executive officers in 1995, the Executive Compensation Committee relied upon comparative information provided by Hewitt Associates, based on the same 15 electric utilities and 25 industrial companies previously selected by Hewitt Associates and used for comparison purposes for the past seven years. The Executive Compensation Committee believes that these companies are appropriate for market compensation comparison, primarily because they are approximately the same size as the Company as measured by sales revenue.

         The Executive Compensation Committee determined that executive base salary plus additional performance-based compensation at the target level should approximate the midpoint of the range of base salary plus total performance-based compensation in the appropriate market. Executive compensation actually paid by the Company for 1995 fell within the mid-range of executive compensation paid by the comparable companies.

         Since compensation has remained well below amounts that would be affected by Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company had no policy in 1995 regarding the deductibility of qualifying compensation paid to executive officers under that section.

         As described below, executive officers of the Company receive a compensation package which consists of four basic elements: base salary, performance-based compensation, supplemental executive benefits, and perquisites.

Base Salary

         Base salaries are set at a level so that, if the target level of performance is achieved under the performance-based plans as described below, executive officers' total compensation, including amounts paid under each of the performance-based compensation plans, will be near the midpoint of market compensation as described in the preceding four paragraphs. Base salaries of the executive officers (not including the CEO) were increased on average by 5.2 percent in 1995, reflecting market adjustments and merit increases.

Performance-Based Compensation

         Performance goals are approved in advance by the Executive Compensation Committee and the Board. A target level of performance under the performance-based plans represents performance that is either consistent with or above budget, or represents average performance as measured against the peer group described below. With target performance, executive compensation will be near the midpoint of the relevant market. If no performance awards are earned, compensation of the Company's executive officers will be near the 40th percentile of the market, while performance at increments above the target level will result in total compensation above the midpoint of the market.

         The Company's performance-based compensation plans include:

     - Results Sharing. The Results Sharing award opportunity rewards annual performance of the executive's responsibility area as well as overall corporate performance. Results Sharing awards are available to all employees on the same percentage of pay basis and are intended to focus employee attention on both responsibility area performance and corporate performance generally. Target performance will result in an award of
         2.5 percent of base salary. Results Sharing awards equaling 7.3 percent of base salary were earned by executive officers and employees in the MP-Electric business unit in 1995 because MP-Electric substantially exceeded its operating income budget and achieved its other business unit goals. Awards averaging 5.7 percent of base pay were earned by executive officers and employees in the corporate business unit as a result of superior operating income achieved by MP-Electric.

     - Annual Incentive Plan. The Annual Incentive Plan is intended to focus executive attention on superior performance of the Company in comparison to other companies. The Annual Incentive Plan rewards near-term corporate performance as measured by the Company's ranking in relation to (i) a peer group of ten electric utility companies operating in the same geographic region as the Company (Upper Midwest) selected by Hewitt Associates, and (ii) the companies listed in the S&P 500 Index. The full award opportunity is earned if Company performance equals or exceeds the 90th percentile for all performance measures when measured against performance of both the peer group utilities and the S&P 500 companies. The target level of performance is achieved if the Company's performance is at the 60th percentile. At the target level, the executive officers (not including the CEO) would earn awards ranging from 15 percent to 24 percent of base salary depending on their level of responsibility. At the target level, the CEO would earn an award of 36 percent of his base salary. Based on 1995 results, the executive officers (not including the CEO) earned awards averaging 15.6 percent of base salary under this plan. This award resulted from the MP-Electric business unit achieving maximum performance under the plan with respect to its operating income goal, the Company achieving below target performance with respect to its earnings per share goal, and total shareholder return performance at the 64th percentile when compared to the peer group of 10 utilities.

         In addition to the foregoing, strategic goals were established pursuant to the plan by the Executive Compensation Committee for each executive officer named in the Summary Compensation Table. These goals relate to the performance of the business unit within the scope of responsibility of each officer. Each executive officer (not including the CEO) may be awarded up to 10 percent of base salary, though higher awards may result from superior earnings performance of the business unit for which the officer is responsible. Target performance would result in payment of an award equal to 4 percent of base salary. The CEO may be awarded up to 15 percent of his salary, with a target of 6 percent. The executive officer responsible for MP-Electric achieved an award equal to 25 percent of base salary as determined by a formula setting the size of his award based on operating income of MP-Electric. The other three executive officers (not including the CEO) received awards in the range of 9 percent to 10 percent of base salary for achieving strategic and earnings goals in their respective areas of responsibility.

     - Long-Term Incentive Plan. The Long-Term Incentive Plan is designed to motivate long-term strategic planning and reward long-term corporate performance, as measured by total shareholder return. In January of each year the executive officers are given a maximum award opportunity of a stated number of shares of the Company's Common Stock based upon the Company's performance over a four-year performance period. Sixty percent of the award opportunity is based upon rank among a peer group of ten utilities operating in the same geographic region as the Company (Upper Midwest), and forty percent of the award opportunity is based on rank among the S&P 500 companies. For the four-year performance period ending December 31, 1995, the maximum award opportunity was 6,000 shares for the CEO. The maximum award ranged from 1,500 to 5,000 shares for the other executive officers. The maximum award opportunity is earned if the Company ranks first or second in the peer group and at or above the 90th percentile among the S&P 500 companies. The Company must achieve at least a 55th percentile ranking among a peer group of utilities or a 40th percentile ranking among the S&P 500 companies for any award to be earned. For the four-year performance period ending December 31, 1995, no awards were earned because the Company did not achieve total shareholder return required for a payout under the plan.

Supplemental Executive Benefits

         The Company has  established a Supplemental  Executive  Retirement Plan
(SERP) to treat employees, including the executive officers, equitably by replacing benefits not provided by the Company's Flexible Benefit Plan and the Employee Stock Ownership Plan due to government-imposed limits and to provide retirement benefits which are competitive with those offered by other businesses with which the Company competes for managerial talent. The SERP also provides employees whose salaries exceed the salary limitations for tax-qualified plans imposed by the Code with additional benefits such that they receive in aggregate the benefits they would have been entitled to receive had such limitations not been imposed.

         The Company has also adopted Executive Investment Plans whereby executive officers may enter into agreements with the Company to irrevocably defer a portion of their compensation until after termination of service, retirement, or death. The Executive Investment Plans are non-qualified deferred compensation plans, under which benefits result wholly from deferred compensation.

Perquisites

         The Company provides various  perquisites to assist selected  executive
officers  in  fulfilling  their  business   responsibilities   in  a  cost  and
time efficient manner, to the extent they are consistent with competitive practice. Perquisites provided by the Company to the named executive officers did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus shown for them in the Summary Compensation Table. The perquisites provided by the Company were reviewed by the Executive Compensation Committee and determined to be reasonable and in line with electric utility companies of comparable size.

Chief Executive Officer Compensation

         Effective June 1, 1995, the Executive Compensation Committee increased Mr. Sandbulte's (CEO in 1995) base salary by 5.7 percent to reflect his contributions to the Company. Under the Company's Results Sharing Plan, the CEO was awarded $21,226, or 5.7 percent of his base salary, because MP-Electric achieved operating income well above its budget and achieved its other business unit goals. Under the Annual Incentive Plan, the CEO earned $112,788, or 29.7 percent of base salary in 1995 because the MP-Electric business unit achieved maximum performance under the plan with respect to its operating income goal, the Company achieved below target performance with respect to its earnings per share, and total shareholder return performance at the 64th percentile when compared to a peer group of ten electric utility companies. Also under the Annual Incentive Plan, the CEO was awarded $57,000, or 15 percent of his base salary, for accomplishing Individual Strategic Goals assigned to him by the Executive Compensation Committee, which included consummation of the ADESA acquisition and successfully guiding the transition by ADESA to membership on the Minnesota Power team, and successfully executing the management succession plan adopted by the Board. No award was earned in 1995 by the CEO under the Long-Term Incentive Plan because the Company did not achieve the threshold total shareholder return required for payout under the plan.

March 20, 1996
                                   Executive Compensation Committee

                                   Robert S. Nickoloff, Chairman
                                   Charles A. Russell          Dennis E. Evans
                                   Donald C. Wegmiller         Nick Smith


Compensation Committee Interlocks and Insider Participation

         The members of the Executive Compensation Committee are Robert S. Nickoloff, Chairman, Dennis E. Evans, Charles A. Russell, Nick Smith, and Donald C. Wegmiller.

- Norwest Bank Relationships. Director Charles A. Russell, who, by reason of his retirement, is not standing for reelection to the Board of Directors, retired as Chairman and CEO of Norwest Bank Minnesota North, N.A. on December 31, 1995. Norwest has loan commitments under which the Company is required to pay certain fees or maintain compensating balances, although during 1995 Norwest did not hold notes of the Company for loans pursuant to these arrangements. Additionally, Reach All Partnership, in which the Company held an 82 1/2 percent ownership interest through its subsidiaries, had a secured working capital line of credit with Norwest under which $3.8 million was outstanding, with interest payable at prime rate plus 2 1/2 percent per annum. Principal and interest due under this loan were paid in full during October 1995 in connection with the termination of Reach All's operations. Reach All's financial arrangements with Norwest were entered into before the Company purchased its ownership interest in Reach All. It is the opinion of management that these financial arrangements reflected market rates.

- LAREX Economic Development Project. In 1995 the Company began developing plans for an energy park to be located on its property adjacent to its Boswell Energy Center in Cohasset, MN. The first tenant of the energy park will be LAREX International, Inc. LAREX developed a process to extract from certain tree species a substance that is used in a variety of commercial applications. The Company, through a subsidiary, entered into a contract to pay M. A. Mortenson Company $1.7 million for construction of the buildings to be occupied by LAREX, and agreed to lease these buildings to LAREX. The Iron Range Rehabilitation and Redevelopment Board (IRRRB), a local economic development agency, has agreed to purchase the buildings from the Company's subsidiary when LAREX occupies the building upon completion of construction, for an amount equal to the cost of construction, and the subsidiary will then assign the building lease to the IRRRB. Construction is expected to be complete in May 1996. The Company will enter into a separate ground lease with LAREX at an economic development rate which the Company will offer to other tenants of the energy park. It is expected the Company will also provide financing to LAREX in the amount of $200,000 under the customary terms of the Company's Economic Development Program. This financing will be used to purchase equipment in which the Company will retain a security interest. LAREX is expected to provide quality jobs and represents an important first step in the development of the energy park.

     LAREX was founded in 1993 by Medical Innovation Fund II of Minneapolis and Northeast Ventures of Duluth. To date, LAREX's owners have invested $3.25 million in LAREX as follows: Medical Innovation Fund II has invested $2.5 million and holds 58.5 percent of all stock currently outstanding;
     Northeast Ventures has invested $750,000 and holds 18 percent of the currently issued and outstanding stock; and the remaining investment and stock is held by various employees of LAREX. In addition to the foregoing, in return for an investment of approximately $1 million, LAREX has issued Kolya Management Company (i) a promissory note convertible into LAREX stock with market value equal to the face value of the note at the time of LAREX's next stock offering and (ii) a warrant giving Kolya the right to purchase, at market value, additional stock of LAREX with an aggregate value of approximately $500,000. Also, Northeast Ventures invested an additional $250,000 in LAREX receiving in return a note and warrants with the same terms described in the preceding sentence.

     Minnesota Power Director Robert Nickoloff serves as a General Partner of Medical Innovation Partners II, possessing a 20 percent ownership interest. Medical Innovation Partners II is the general partner of Medical Innovation Fund II. In addition, Mr. Nickoloff serves on the boards of directors of Northeast Ventures and LAREX. Northeast Ventures is a $7.8 million venture capital fund investing in northeastern Minnesota. Minnesota Power purchased a 21 percent interest in Northeast Ventures for $1 million in 1989 at a time when there were no relationships between Northeast Ventures and Minnesota Power or its Directors or employees. Minnesota Power invested in Northeast Ventures as an economic development contribution and has agreed that it would not withdraw its investment. Mr. Gregory Sandbulte, the son of Minnesota Power Chairman Arend Sandbulte, is currently president of Northeast Ventures. Mr. Nick Smith serves as chairman and CEO of Northeast Ventures, and is a member of the Minnesota Power and LAREX boards of directors. Geraldine R. VanTassel, Vice President - Corporate Resource Planning of Minnesota Power, is a director of Northeast Ventures. Mr. Gregory Sandbulte and Mr. Smith, along with a third party, are general partners in Kolya Management Company, holding a five percent ownership interest. Mr. Bo Nickoloff, the son of Mr. Robert Nickoloff, is an employee of LAREX.

Minnesota Power Common Stock Performance

         The following graph compares the Company's cumulative total shareholder return on its Common Stock with the cumulative return of the S&P 500 and the Duff & Phelps Electric Utility Index over the preceding five calendar years. The Duff & Phelps Electric Utility Index includes 89 of the largest investor-owned electric utilities in the U.S. The calculations assume a $100 investment on December 31, 1990, and reinvestment of all dividends at the time paid.

[GRAPHIC MATERIAL OMITTED - PERFORMANCE GRAPH]

                             1990      1991     1992     1993     1994     1995
                             ----      ----     ----     ----     ----     ----
Minnesota Power             100.00    132.22   147.85   149.59   124.34   150.54
S&P 500                     100.00    130.34   140.27   154.34   156.44   215.01
Duff & Phelps Electrics     100.00    128.78   140.24   153.30   137.05   175.38

--------------------------------------------------------------------------------
              ITEM NO. 2 - APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors of the Company has recommended the appointment of Price Waterhouse as independent accountants for the Company for the year 1996. Price Waterhouse has acted in the same capacity since October 1963.

         A representative of the accounting firm will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

         In connection with the 1995 audit, Price Waterhouse reviewed the Company's annual report, examined the related financial statements, and reviewed interim financial statements and certain of the Company's filings with the Federal Energy Regulatory Commission and the Securities and Exchange Commission.

         The Board of Directors recommends a vote in favor of the appointment of Price Waterhouse as the Company's independent accountants for 1996.

--------------------------------------------------------------------------------
                    ITEM NO. 3 - RECOMMENDED APPROVAL OF THE
                                 MINNESOTA POWER
                 EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------

         At its meeting on January 22 and 23, 1996, the Board of Directors adopted the Minnesota Power Executive Long-Term Incentive Compensation Plan
(Plan), subject to approval by the shareholders. The following is a summary of the material features of the Plan.

         The Plan is intended to replace the existing Long-Term Incentive Plan, which has four-year performance periods, the last of which will end on December 31, 1998.

         A vote in favor of the Plan will be deemed also to be a vote in favor of the performance goals as set forth in the Plan.

Purpose of the Plan

         The purpose of the Plan is to promote the success and enhance the value of the Company by linking participants' personal interests to those of Company shareholders and customers, providing participants with an incentive for outstanding performance. The Plan is further intended to assist the Company in its ability to motivate, attract and retain the services of participants upon whom the successful conduct of its operations is largely dependent.

Effective Date and Duration

         The Plan became effective on January 1, 1996, subject to approval by the shareholders, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all shares subject to the Plan shall have been purchased or acquired. No grants may be made under the Plan after the tenth anniversary of the effective date.

Amendments

          The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (Exchange Act) shall be effective unless approved by the shareholders.

Administration of the Plan

         The Plan will be administered by the Executive Compensation Committee of the Board of Directors (which consists exclusively of outside directors) or by such other committee (Committee) consisting of not less than three non-employee directors appointed by the Board of Directors. The Committee will, to the extent necessary, be comprised solely of directors qualified to administer the Plan pursuant to Rule 16b-3 of the Exchange Act and Treas. Reg.
Section 1.162-27(e)(3) with respect to grants made to certain key executive officers (Key Executives). Compliance with this requirement is one of the factors necessary to enable the

Company to avoid the income tax deduction limitations under Section 162(m) of the Code (Section 162(m) Limitations) on annual compensation in excess of $1,000,000.

Shares Subject to the Plan

         The Plan authorizes the grant of up to 2,100,000 shares of Minnesota Power Common Stock. Shares underlying grants that lapse, are forfeited or are not paid in stock may be reused for subsequent grants. Shares may be (i) authorized but unissued shares of Common Stock or (ii) shares purchased on the open market. The market value of Company Common Stock as of March 1, 1996 was $27.625.

         If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee is authorized to make such adjustments to the number and class of shares of stock delivered, and the number and class and/or price of shares of Common Stock subject to outstanding grants made under the Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

Eligibility and Participation

         Employees eligible to participate in the Plan include officers and key employees of the Company and its subsidiaries, as determined by the Committee, including employees who are members of the Board of Directors, but excluding directors who are not employees. It is anticipated that the approximate number of employees who will be eligible initially to participate under the Plan will be at least 100.

Grants under the Plan

Stock Options

         The Committee may grant incentive stock options (ISOs), nonqualified stock options or a combination thereof under the Plan. The option price for each such grant shall be the closing sale price of Company stock on the date of grant. Options shall expire at such times as the Committee determines at the time of grant; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant. Simultaneously with the grant of an option, a participant may receive dividend equivalents, which entitle the participant to a right to receive the value of the dividends paid with respect to the number of shares held under option from the date of grant to the date of exercise. The Committee will determine at the time that dividend equivalents are granted the conditions, if any, to which the payment of such dividend equivalents is subject.

         Options granted under the Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve; provided that no option may be exercisable prior to six (6) months following its grant. The option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, by share withholding or in a combination of the foregoing. The Committee may allow, along with other means of exercise, cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to the applicable securities laws.

Stock Appreciation Rights

         Stock Appreciation Rights (SARs) granted under the Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. The base value of a freestanding SAR shall be equal to the closing sale price of a share of Company Common Stock on the date of grant. The base value of a tandem SAR shall be equal to the option price of the related option. No SAR granted under the Plan may be exercisable prior to six (6) months following its grant. The term of any SAR granted under the Plan shall be determined by the Committee, provided that such term may not exceed ten (10) years.

         Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth in the SAR grant agreement. A tandem SAR may be exercised only with respect to the shares of Common Stock of the Company for which its related option is exercisable.

         Upon exercise of an SAR, a participant will receive the excess of the fair market value of a share of Company Common Stock on the date of exercise over the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due to the participant upon exercise may be made in cash, in shares of Company Common Stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

         The maximum number of SARs which may be granted to any one participant under the Plan in any calendar year is 20,000.

Restricted Stock

         Restricted stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee.

         Restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable restricted period; provided, however, that in no event may restricted stock granted under the Plan vest prior to six (6) months following the date of its grant.

         Participants holding restricted stock may exercise full voting rights with respect to those shares during the restricted period and shall be credited with regular cash dividends and other distributions paid with respect to such shares. Subject to the Committee's right to determine otherwise at the time of grant, dividends or distributions credited during the restricted period shall be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. All dividends credited shall be paid promptly following the vesting of the share of restricted stock to which such dividends or other distributions relate.

Performance Units and Performance Shares

         Performance units and performance shares may be granted in the amounts and subject to such terms and conditions as determined by the Committee. The

Committee shall set performance goals, which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of performance units/shares that will be paid out to participants. Performance periods shall, in all cases, be at least six
(6) months in length.

         Simultaneously with the grant of performance shares, the participant may be granted dividend equivalents with respect to such performance shares. Dividend equivalents shall constitute rights to be paid amounts equal to the dividends declared on an equal number of outstanding shares on all payment dates occurring during the period between the grant date of the performance shares and the date the performance shares are earned or paid out.

         Participants shall receive payment of the value of performance units/shares earned after the end of the performance period, or at such later time as the Committee may determine. Payment of performance units/shares shall be made in cash and/or shares of Common Stock which have an aggregate fair market value equal to the value of the earned performance units/shares after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee.

         Unless and until the Committee proposes a change in such goals for shareholder vote or applicable tax and/or securities laws change to permit Committee discretion to alter such performance goals without obtaining shareholder approval, to avoid the Section 162(m) Limitations, the performance goals to be used for purposes of grants to Key Executives shall be based upon any one or more of the following:

         Total shareholder return (measured as the sum of share appreciation and dividends declared).

         Return on invested capital, assets, or net assets.

         Share earnings/earnings growth.

         Cash flow/cash flow growth.

         Cost of services to consumers.

         Growth in revenues, sales, operating income, net income, stock price and/or earnings per share.

         Return on shareholders equity.

         Economic value created.

         Customer  satisfaction  and/or  customer  service  quality.

         Operating effectiveness

         The maximum payout to any one participant (i) with respect to performance units granted in any calendar year is 200% of base salary determined at the earlier of the beginning of the performance period and the time the performance goals are set by the Committee and (ii) with respect to performance shares in any calendar year is 20,000 shares.

Other Grants

         The Committee may make other grants which may include, without limitation, the grant of shares of Common Stock based upon certain specified conditions and the payment of shares in lieu of cash under other Company incentive or bonus programs in such manner and at such times as the Committee determines.

Termination of Employment

         In the event a participant's employment is terminated during a performance period, before grants become exercisable or vested, or after they become exercisable but before exercise, the Committee shall determine, at the time of grant, participants' rights, if any, with respect to such grants.

Transferability

         Grants may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights shall be exercisable only by the participant during his or her lifetime.

Change in Control

         As of the effective date of a change in control,

         (i) any option or SAR outstanding shall become immediately exercisable;
         (ii) any restriction period and restrictions imposed on restricted stock shall be deemed to have expired;
         (iii) the superior number of performance shares granted for the entire performance period including dividend equivalents for the entire performance period shall be paid out, in cash or in stock, as determined by the Committee; and

         (iv) any earned performance units or performance shares (as increased by any dividend equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee. There shall not, however, be any accelerated payout with respect to performance grants made less than six (6) months prior to the change in control.

         For purposes of the above, a change in control of the Company shall be deemed to have occurred as of the first day that any one or more of the following events have occurred:

         (i)      the dissolution or liquidation of the Company;

         (ii) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

         (iii) the sale, exchange, transfer or other disposition of shares of the Company Common Stock (or of the shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more entities unrelated to the Company if, as a result of such transactions, any entity (or any entity and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding Company Common Stock;

         (iv) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, if immediately after the consummation of such transaction less than a majority of the Board of Directors of the surviving corporation is comprised of Continuing Directors. Continuing Director shall mean (i) each member of the Board of Directors of the Company, while such person is a member of the Board, who is not the other party to the transaction, an Affiliate or Associate (as these terms are defined in the Securities Exchange Act of 1934, as amended) of such other party to the transaction, or a representative of such other party or of any such Affiliate or Associate, and was a member of the Board immediately prior to the initial public announcement of a proposal relating to a reorganization, merger or consolidation involving such other party, or an Affiliate or Associate of such other party or
                  (ii) any person who subsequently becomes a member of the Board, while such person is a member of the Board, who is not the other party to the transaction, or an Affiliate or Associate thereof, or a representative of such other party to the transaction or of any such Affiliate or Associate, if such person's nomination for election to the Board is recommended or approved by two-thirds of the Continuing Directors then in office; or

         (v) the sale of all or substantially all of the assets of the Company.


                                                 New Plan Benefits
                                                  Minnesota Power
                                  Executive Long-Term Incentive Compensation Plan
-------------------------------------------------------------------------------------------
                                                     Dollar Value of         Number of
Name & Position       Dollar Value   Number of      Performance Shares   Performance Shares
                      of Options     Options
-------------------------------------------------------------------------------------------
Arend J.                  0               0
Sandbulte,                                                  1. 0                 1. 0
Chairman & Chief                                            2. 0                 2. 0
Executive Officer                                           3. 0                 3. 0
-------------------------------------------------------------------------------------------
Jack R. McDonald,         0               0
Executive Vice                                              1. 0                 1. 0
President-Finance                                           2. 0                 2. 0
and Corporate                                               3. 0                 3. 0
Development
-------------------------------------------------------------------------------------------
Robert D. Edwards,     $37,653          5,570
Executive Vice                                        1.   $     43,338      1.     1,514
President and                                         2.         86,677      2.     3,028
President-MP-Electric                                 3.        173,353      3.     6,056
-------------------------------------------------------------------------------------------
Donnie R.              $26,269          3,886
Crandell, Senior                                      1.   $     30,228      1.     1,056
Vice                                                  2.         60,456      2.     2,112
President-Corporate                                   3.        120,912      3.     4,224
Development
-------------------------------------------------------------------------------------------
David G. Gartzke,      $29,595          4,378
Senior Vice                                           1.   $     34,064      1.     1,190
President-Finance                                     2.         68,128      2.     2,380
and CFO                                               3.        136,255      3.     4,760
-------------------------------------------------------------------------------------------
Executive Group        $293,702         43,447
                                                      1.   $    344,416      1.    12,032
                                                      2.        688,803      2.    24,063
                                                      3.      1,377,607      3.    48,126
-------------------------------------------------------------------------------------------
Non-Executive                            N/A                                         N/A
Director Group
-------------------------------------------------------------------------------------------
Non-Executive          $508,764         75,261
Officer Employee                                      1.   $    811,891      1.    28,363
Group                                                 2.      1,623,753      2.    56,725
                                                      3.      3,247,506      3.   113,450
-------------------------------------------------------------------------------------------
Each Nominee for                         N/A                                         N/A
Election as
Director
-------------------------------------------------------------------------------------------
Each Associate of                        N/A                                         N/A
any of such
Directors,
Executive Officers
or Nominees
-------------------------------------------------------------------------------------------
Each other person                        N/A                                         N/A
who received or is
to receive 5% of
such Options
-------------------------------------------------------------------------------------------
------------------
1.  Threshold
2.  Target
3.  Superior

         The table reflects the number of stock options and performance shares granted pursuant to the Plan on January 2, 1996, subject to approval of the Plan by the shareholders.

         The dollar value of the stock options is based on a combination Black-Scholes, binomial pricing method. The stock options vest 50 percent on January 2, 1997 and 50 percent on January 2, 1998, are exercisable at $28.625 per share, and expire on January 2, 2006. The value of the performance shares is based on $28.625, the closing price of Minnesota Power Common Stock on January 2, 1996. Performance shares carry dividend equivalents which add to the number of shares subject to the grant. Threshold, target, and superior award numbers in the table reflect dividend equivalents expected to be accrued over the two year performance period at the current dividend rate.

         It is contemplated that additional grants under the Plan will be made annually.

Federal Income Tax Consequences

         The following is a brief description of the federal tax consequences related to options awarded under the Plan.

Consequences to the Optionholder

Grant
-----

         There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs and non-ISOs under the Plan.

Exercise
--------

         The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction providing that the optionholder generally must exercise the option no later than three (3) months following the termination of his or her employment. However, such exercise may give rise to an alternative minimum tax liability (see "Alternative Minimum Tax" below).

         Upon the exercise of a non-ISO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-ISO will be subject to both wage and employment tax withholding.

         The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a non-ISO, the amount of ordinary income recognized by the optionholder upon exercise.

Qualifying Disposition
----------------------

         If an optionholder disposes of shares of Company Common Stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder's adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition
-------------------------

         If the optionholder disposes of shares of Company Common Stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of such share's fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder's actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), then the loss will be a capital loss.

Other Disposition
-----------------

         If an optionholder disposes of shares of Company Common Stock acquired upon exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his or her basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of Company Common Stock acquired upon exercise of ISOs as discussed above) will be long-term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax
-----------------------

         Alternative minimum tax (AMT) is imposed in addition to, but only to the extent it exceeds, the optionholder's regular tax for the taxable year. Generally, AMT is computed at the rate of 26% on the excess of a taxpayer's alternative minimum taxable income (AMTI) over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer's AMTI is essentially the taxpayer's taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

         The exercise of ISOs (but not non-ISOs) will generally result in an upward adjustment to the optionholder's AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer's AMTI due to the exercise of the option. This will result in a corresponding downward adjustment to the optionholder's AMTI in the year the stock is disposed of.

Consequences to the Company

         There are no federal income tax consequences to the Company by reason of the grant of ISOs or non-ISOs or the exercise of ISOs (other than disqualifying dispositions).

         At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that the Company satisfies its withholding obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, the Company will be entitled to a corresponding deduction in the year in which the disposition occurs. Any deduction to which the Company may be entitled may be limited by reason of the Section 162(m) Limitations, as described above.

         The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of a non-ISO. The Company will be required to withhold income and employment taxes (and pay the employer's shares of employment taxes) with respect to ordinary income recognized by the optionholder upon the exercise of non-ISOs.

Other Tax Consequences

         The foregoing discussion is not a complete description of the federal income tax aspects of ISOs and non-ISOs under the Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

--------------------------------------------------------------------------------
                    ITEM NO. 4 - RECOMMENDED APPROVAL OF THE
                                 MINNESOTA POWER
                    DIRECTOR LONG-TERM STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

         At its meeting on January 22 and 23, 1996, the Board of Directors adopted the Minnesota Power Director Long-Term Stock Incentive Plan (Plan), subject to approval by the shareholders. The following is a summary of the material features of the Plan.

         The Plan is intended to replace the existing Director Long-Term Incentive Plan, which has four-year performance periods, the last of which will end on December 31, 1997. The Plan will cover the performance share grants currently held under the old plan.

         A vote in favor of the Plan will be deemed also to be a vote in favor of the performance goals set forth in the Plan and a vote in favor of the grant of shares under the old Directors' Long-Term Incentive Plan and the goals relating thereto, all as set forth in the Plan.

Purpose of the Plan

         The purpose of the Plan is to promote the success and enhance the value of the Company by linking directors' personal interests to those of Company shareholders. The Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as directors of the Company.

Effective Date and Duration

         The Plan became effective on January 1, 1996, subject to approval by the shareholders, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all shares subject to the Plan shall have been purchased or acquired. No grants may be made under the Plan after the tenth anniversary of the effective date.

Amendments

         The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless approved by the shareholders. Any provision of the Plan stating the amount, price and timing of securities to be issued under the Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 or the rules thereunder.

Administration of the Plan

         The Plan will be administered by a committee (Committee) appointed by the Board of Directors consisting of not less than three persons who are not eligible to participate in the Plan. Members of the Committee need not be members of the Board.

Shares Subject to the Plan

         The Plan authorizes the grant of up to 150,000 shares of Minnesota Power Common Stock. Shares underlying grants that lapse or are forfeited may be reused for subsequent grants. Shares may be (i) authorized but unissued shares of Common Stock or (ii) shares purchased on the open market. The market value of Company Common Stock as of March 1, 1996 was $27.625.

         If any corporate transaction occurs that causes a change in the capitalization of the Company, the Committee shall make such adjustments to the number and class of shares of stock delivered, and the number and class and/or price of shares of Common Stock subject to outstanding grants made under the Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants' rights.

Eligibility and Participation

         Only non-employee directors of the Company are eligible to participate in the Plan. The number of directors who will be eligible initially to participate under the Plan will be 12.

Grants under the Plan

Stock Options
-------------

         On January 2, 1996 and on every January 2nd thereafter, each non-employee director of the Company will receive a grant of 725 stock options. The exercise price for each such grant shall be the closing sale price of Company Common Stock on the date of grant. Options shall expire on the tenth anniversary of the date of grant.

         Options granted under the Plan shall be exercisable 50% on the first anniversary of the date of grant and the remaining 50% on the second anniversary of the date of grant. The option exercise price is payable in cash, in shares of Common Stock of the Company having a fair market value equal to the exercise price, by share withholding, cashless exercise or in a combination of the foregoing.

Performance Shares
------------------
         On January 2, 1996 and on every second January 2nd thereafter, each non-employee director of the Company will receive a grant of performance shares equal in number to $10,000 divided by the closing sale price of Company Common Stock on the date of grant. Performance periods shall end on the December 31st two years after the date of grant.

         The participant shall also receive dividend equivalents with respect to the number of performance shares subject to the grant. The dividend equivalents credited on each Common Stock ex-dividend date during the performance period shall be in the form of additional performance shares, shall be added to the number of performance shares subject to the grant and shall equal the number of shares (including fractional shares) that could be purchased on the ex-dividend date, based on the closing sale price as reported in the consolidated transaction reporting system on that date, with cash dividends that would have been paid on performance shares, if such performance shares were shares.

         The performance goal for each performance period is total shareholder return (defined as stock price appreciation plus dividends reinvested on the ex-dividend date throughout the performance period, divided by the fair market value of a share at the beginning of the performance period) for the Company in comparison to the total shareholder return for the 16 companies set forth in the Plan over the performance period. The fair market value of shares is defined as the closing price as reported on the composite reporting system on the first day of the performance period.

                       First Performance Cycle (1996-1997)
--------------------------------------------------------------------------------
                    Threshold            Target               Superior
--------------------------------------------------------------------------------
% Payout               50%                100%                  200%
--------------------------------------------------------------------------------
Goal             40th percentile     50th percentile       75th percentile
--------------------------------------------------------------------------------


            Subsequent Performance Cycles (1998-1999 and thereafter)
--------------------------------------------------------------------------------
                    Threshold             Target               Superior
--------------------------------------------------------------------------------
% Payout               50%                 100%                  200%
--------------------------------------------------------------------------------
Goal             47th percentile      65th percentile       88th percentile
--------------------------------------------------------------------------------


         No awards will be paid if the threshold percentiles are not reached. Earned awards will range from 50% to 200% of the number of performance shares granted (as increased by the dividend equivalents), based on the percentile performance achieved by the Company. Straight line interpolation will be used for results between those specified, rounded down to the nearest whole share.

         Subject to the provisions for termination or change in control, 50% of any earned performance shares (as increased by the dividend equivalents) shall be paid after the end of the performance period promptly after determination of the extent to which performance goals have been met. The remaining 50% of the earned performance shares (as increased by the dividend equivalents) shall continue to accrue dividend equivalents until paid out as set forth in the next sentence. One-half of the remaining earned performance shares (as increased by the dividend equivalents) shall be paid out on the next January 2. The remaining performance shares shall continue to accrue dividend equivalents and shall be paid out on the following January 2.

Termination of Director Status

         In the event a participant ceases to be a director of the Company by reason of retirement or death:

         (i) before the exercise period commences for an option, any options not yet exercisable shall become exercisable immediately and be exercisable in full at any time during the one year period after retirement or death;

         (ii) after the exercise period commences for an option, such options may be exercised in full at any time during the one year period after retirement or death, but in no event after the exercise period has expired;

         (iii) during a performance period for performance shares, the participant (or his or her beneficiary or estate) shall receive a payment of any earned performance shares (as increased by dividend equivalents), promptly after determination of the extent to which performance goals have been met. The payout shall be prorated based upon the number of months elapsed as of the date of retirement or death in relation to the full performance period; and

         (iv) after the end of a performance period, but before any or all earned performance shares have been paid out, the participant (or his or her beneficiary or estate) shall be entitled to a full payout of all earned performance shares (as increased by the dividend equivalents), which shall be paid promptly after such occurrence.

         Retirement is defined as resignation upon reaching retirement age, or otherwise resigning or not standing for reelection with the approval of the Board.

         In the event a participant ceases to be a director of the Company for any other reason (other than upon a change in control):

         (i) all options not yet exercisable or exercised shall be forfeited;

         (ii) all performance shares and related dividend equivalent not yet earned shall be forfeited; and

         (iii) earned performance shares (as increased by dividend equivalents) shall continue to accrue dividend equivalents and shall be paid out as and when provided in Section 7.6 of the Plan.

Transferability

         Grants may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A participant's rights shall be exercisable only by the participant during his or her lifetime.

Change in Control

         As of the effective date of a change in control:

         (i)      any options outstanding shall become immediately exercisable;

         (ii) the higher of (x) 100% of the number of performance shares granted for the entire performance period and (y) the payout based on actual performance for the performance period ending on the date of the change in control (in either case after giving effect to the accumulation of dividend equivalents), prorated to reflect the number of months in the performance period up to the date of the change in control in relation to the full performance period, shall be paid out immediately in shares; and

         (iii) all earned performance shares (as increased by dividend equivalents) not yet paid out shall be paid out immediately in shares. There shall not, however, be any accelerated payout with respect to performance share grants made less than six
                  (6) months prior to the change in control.

         For purposes of the above, a change in control of the Company shall be deemed to have occurred as of the first day that any one or more of the following events have occurred:

         (i)      the dissolution or liquidation of the Company;

         (ii) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

         (iii) the sale, exchange, transfer or other disposition of shares of the Company Common Stock (or of the shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more entities unrelated to the Company if, as a result of such transactions, any entity (or any entity and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding Company Common Stock; or

         (iv)     the sale of substantially all of the assets of the Company.



                                               New Plan Benefits
                                                  Minnesota Power
                                      Director Long-Term Stock Incentive Plan
                                         (including award under old plan)
----------------------------------------------------------------------------------------------------------
                                                                          Dollar Value of      Number of
                   Dollar Value    Number of    Dollar Value   Number of    Performance      Performance
Name & Position     of Shares       Shares       of Options     Options       Shares            Shares
----------------------------------------------------------------------------------------------------------
Non-Executive       $176,845        6,178        $58,812        8,700     1.     $69,044     1.      2,412
Director Group
                                                                          2.     138,087     2.      4,824

                                                                          3.     276,174     3.      9,648
----------------------------------------------------------------------------------------------------------

Each Nominee for     $17,175         600         $4,901          725      1.      $5,754     1.        207
Election as
Director                                                                  2.      11,507     2.        402

                                                                          3.      23,015     3.        804
----------------------------------------------------------------------------------------------------------
-------------------
1.       Threshold
2.       Target
3.       Superior

         The table reflects the number of stock options and performance shares granted pursuant to the Plan on January 2, 1996, subject to approval of the Plan by the shareholders.

         The dollar value of the stock options is based on a combination Black-Scholes, binomial pricing method. The stock options vest 50% on January 2, 1997 and 50% on January 2, 1998, are exercisable at $28.625 per share, and expire on January 2, 2006. Performance shares carry dividend equivalents which add to the number of shares subject to the grant. Threshold, target, and superior award numbers in the table reflect dividend equivalents expected to be accrued over the two year performance period at the current dividend rate. The table also reflects the maximum award number and dollar value of shares granted under the old Plan for the 1994 - 1997 performance cycle. The value of the performance shares and the awards under the old Plan is based on $28.625, the closing price of Minnesota Power Common Stock on January 2, 1996.

         Additional  grants  of  stock  options  will  be  made  annually,   and
additional grants of performance shares will be made every other year.

Federal Income Tax Consequences

         The following is a brief description of the federal tax consequences related to options awarded under the Plan.

Consequences to the Optionholder

Grant
-----

         There are no federal income tax consequences to the optionholder solely by reason of the grant of an option under the Plan.

Exercise
--------

         Upon the exercise of an option, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Company Common Stock at the time of exercise over the amount paid as the exercise price.

         The optionholder's tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition of Shares Acquired Under an Option
----------------------------------------------

         If an optionholder disposes of shares of Company Common Stock acquired upon exercise of an option in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be long-term depending on whether the shares of Company Common Stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company

         There are no federal income tax consequences to the Company by reason of the grant of options.

         At the time the optionholder recognizes ordinary income from the exercise of an option, the Company will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above).

         The Company will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an option.

Other Tax Consequences

         The foregoing discussion is not a complete description of the federal income tax aspects of options under the Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

Old Plan

         The Company has previously made grants to outside directors under the Directors' Long-Term Incentive Plan, which provides for maximum award opportunities of 600 shares of Company Common Stock every other year. One performance period (1994 - 1997) is still running under this plan, although no new performance period will commence in 1996. On and after the effective date of the new Plan, the shares relating to the existing performance period shall be deemed to be covered by the new Plan and shall be counted against the number of shares available under the new Plan, and their grant and the performance goals shall be deemed to have been approved by Company shareholders by their approval of the new Plan.

         The old plan awards a maximum of 600 shares of Common Stock to each outside director if, over a four-year period commencing with each even-numbered year, total shareholder return (TSR) equals or exceeds (i) median TSR compared to a pre-selected group of comparable utilities (listed below) and/or (ii) the 40th percentile TSR compared to companies in the Standard & Poor's 500. No awards are granted to directors if Company results are below both of these threshold performance levels. The comparison to comparable utilities and to the S&P 500 companies is weighted 60 percent and 40 percent, respectively.

         The first comparator group is comprised of:

                  MidAmerican Energy Company
                  IES Industries, Inc.
                  Interstate Power Company
                  Madison Gas & Electric Company
                  Northern States Power Company
                  Otter Tail Power Company
                  Wisconsin Energy Corporation
                  WPL Holdings, Inc.
                  Northwestern Public Service Company
                  Wisconsin Public Service Corporation

         The second comparator group is the companies comprising the S&P 500.

         After calculation of the Company's TSR ranking within the first and second comparator groups, the schedule below indicates the percent of the Director's Performance Award Opportunity actually earned.

Utility TSR Ranking

              ---------------------------------------------------------------
     1-2          60         68         76         84         92         100
              ---------------------------------------------------------------
      3           48         56         64         72         80          88
              ---------------------------------------------------------------
      4           36         44         52         60         68          76
              ---------------------------------------------------------------
      5           24         32         40         48         56          64
              ---------------------------------------------------------------
      6           12         20         28         36         44          52
              ---------------------------------------------------------------
     7-11          0         8          16         24         32          40
              ---------------------------------------------------------------
                 0-40        50         60         70         80          90
                          TSR Percentile Ranking in S&P 500

TSR is defined as:
         TSR = Stock price appreciation + reinvested dividends
         -----------------------------------------------------
                           Initial stock price

     - Stock prices for the beginning and end of the period are the closing prices on the composite reporting system on the first and last business days of the period.

     - Dividends are assumed to be reinvested on the ex-dividend date at the closing stock prices on that date.

     - Calculation of TSR for the S&P 500 group is based on the companies included in the S&P 500 Index as of the end of the period.


--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------
         The Board of Directors does not know of any other business to be presented at the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote pursuant to the proxies in accordance with their judgment in such matters.

         It is important that all proxy cards be forwarded promptly in order that the necessary vote may be present at the meeting. We respectfully request that you sign and return the accompanying proxy card at your earliest convenience.

By order of the Board of Directors,
Dated March 20, 1996




Philip R. Halverson
Corporate Secretary

                                   Appendix

Appendix A     Minnesota Power Executive Long-Term Incentive Compensation Plan

Appendix B     Minnesota Power Director Long-Term Stock Incentive Plan

                                                                  Appendix A




                                 MINNESOTA POWER

                               EXECUTIVE LONG-TERM

                           INCENTIVE COMPENSATION PLAN


                               Effective 01/01/96

                                 MINNESOTA POWER
                 EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PLAN




1.      Establishment, Purpose and Duration

        1     Establishment of the Plan.  Minnesota Power & Light Company,
a Minnesota corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Minnesota Power Executive Long-Term Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options (NQSO), Incentive Stock Options (ISO), Stock Appreciation Rights (SAR), Restricted Stock, Performance Units, Performance Shares and other grants.

        The Plan shall become effective as of January 1, 1996 (the "Effective Date"), subject to shareholder approval, and shall remain in effect as provided in Section 1.3 herein.

        2     Purpose of the Plan.  The  purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company shareholders and customers, providing Participants with an incentive for outstanding performance.

        The Plan is further intended to assist the Company in its ability to motivate, attract and retain the services of Participants upon whom the successful conduct of its operations is largely dependent.

        3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 15 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

2.      Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

        1     "Base Value" of an SAR shall have the meaning set forth in
Section 7.1 herein.

        2     "Board" or "Board of Directors" means the Board of Directors of the Company.

        3 "Cause" means: (i) willful misconduct on the part of a Participant that is detrimental to the Company or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

        4     "Change in Control" of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

        (a)     the dissolution or liquidation of the Company;

        (b)     a reorganization,   merger  or  consolidation  of  the  Company
                with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

        (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

        (d) a reorganization, merger or consolidation of the Company with one or more unrelated corporations, if immediately after the consummation of such transaction less than a majority of the board of directors of the surviving corporation is comprised of Continuing Directors. Continuing Director shall mean (i) each member of the Board of Directors of the Company, while such person is a member of the Board, who is not the other party to the transaction, an Affiliate or Associate (as these terms are defined in the Exchange Act) of such other party to the transaction, or a representative of such other party or of any such Affiliate or Associate, and was a member of the Board immediately prior to the initial public announcement of a proposal relating to a reorganization, merger or consolidation involving such other party, or an Affiliate or Associate of such other party or (ii) any person who subsequently becomes a member of the Board, while such person is a member of the Board, who is not the other party to the transaction, or an Affiliate or Associate thereof, or a representative of such other party to the transaction or of any such Affiliate or Associate, if such person's nomination for election to the Board is recommended or approved by two-thirds of the Continuing Directors then in office;

        (e)     the sale of all or substantially all the assets of the Company.

        5       "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        6       "Committee" means the committee,  as specified in Article 3, appointed by the Board to administer the Plan with respect to Grants.

        7       "Company" means Minnesota Power & Light Company, a Minnesota corporation, or any successor thereto as provided in Article 17 herein.

        8       "Director" means any individual who is a member of the Board of
Directors of the Company.

        9       "Disability" shall have the meaning ascribed to such term under
Section  22(e)(3) of the Code.

        10     "Dividend Equivalent" means, with respect to Shares subject to
Options or Performance Shares, a right to an amount equal to dividends declared on an equal number of outstanding Shares.

        11     "Eligible  Employee" means an employee who is eligible to
participate in the Plan, as set forth in Section 5.1 herein.

        12     "Employee" means any full-time employee of the Company or of the
Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

        13     "Exchange Act" means the  Securities  Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        14     "Exercise Period" means the period during which an SAR or Option is exercisable, as set forth in the related Grant Agreement.

        15     "Fair Market Value" means the closing sale price as reported in the composite reporting system or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

        16     "Freestanding SAR" means an SAR that is granted independently of any Options.

        17     "Grant" means, individually or collectively, a grant under the
Plan of NQSOs, ISOs, SARs, Restricted Stock, Performance Units, Performance Shares or any other type of grant permitted under Article 10 of the Plan.

        18     "Grant  Agreement" means an agreement entered into by each
Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

        19     "Incentive  Stock  Option" or "ISO" means an option  to purchase
Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and satisfies the requirements of Section 422 of the Code.

        20     "Insider  means an Employee who is, on the relevant  date, an officer, director or ten percent (10%) beneficial owner of the Common Stock of the Company, as defined under Section 16 of the Exchange Act.

        21     "Named Executive Officer" means a Participant  who, as of the date of vesting and/or payout of a Grant, is one of the group of "covered employees," as defined in the Regulations promulgated under Code Section 162(m), or any successor statute.

        22     "Nonqualified Stock Option" or "NQSO" means an option to
purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

        23     "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

        24     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee and set forth in the Option Grant Agreement.

        25     "Participant" means an Employee who has outstanding a Grant made under the Plan.

        26     "Performance Unit" means a Grant made to an Employee, as
described  in  Article 9 herein.

        27     "Performance Share" means a Grant made to an Employee, as
described  in Article 9 herein.

        28     "Period of Restriction" means the period during which the
transfer of Restricted Stock is limited, as provided in Article 8 herein.

        29     "Person  shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

        30     "Restricted  Stock" means a Grant of Shares made to a Participant pursuant to Article 8 herein.

        31     "Retirement" shall, with respect to a Participant, have the meaning ascribed to such term in the tax-qualified defined benefit pension plan maintained by the Company for the benefit of such Participant.

        32     "Shares" means the shares of common stock of the Company, without par value.

        33     "Stock Appreciation Right" or "SAR" means a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Article 7 herein. Each SAR shall be denominated in terms of one Share.

        34     "Subsidiary" means any corporation that is a "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

        35     "Tandem  SAR"  means an SAR that is  granted  in  connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall be similarly canceled).

3.      Administration

        1     The  Committee.  The  Plan  shall  be  administered  by the
Executive Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than three (3) non-employee Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        The Committee, to the extent necessary, shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3 under the Exchange Act and Treas. Reg. 1.162-27(e)(3) with respect to Grants made to Named Executive Officers. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 under the Exchange Act or Treas. Reg. 1.162-27(e)(3), the Board of Directors may appoint a new Committee so as to comply with Rule 16b-3 and Treas. Reg. 1.162-27(e)(3).

        2     Authority of the  Committee.  The Committee  shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to determine the size and types of Grants; to determine the terms and conditions of such Grants in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Grant. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

        3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

        4     Costs. The Company shall pay all costs of administration of the
Plan.

4.      Shares Subject to the Plan

        1     Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be two million (2,000,000). Shares underlying lapsed or forfeited Grants, or Grants that are not paid in stock, may be reused for other Grants. Shares may be (i) authorized but unissued shares of Common Stock or (ii) shares purchased on the open market.

        2     Adjustments in Authorized Shares.  In the  event of  any  merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number.

5.      Eligibility and Participation

        1     Eligibility.  Persons eligible to participate in the Plan include all officers and key employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

        2     Actual Participation. Subject to the provisions of the Plan, the
Committee may, from time to time, select from all eligible Employees those to whom Grants shall be made and shall determine the nature and amount of each Grant.


6.      Stock Options

        1 Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant (subject to Article 4 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Options; provided, however, the maximum number of shares subject to Options which may be granted to any single Participant during any one calendar year is twenty thousand (20,000). The Committee may grant ISOs, NQSOs or a combination thereof.

        2     Option Grant Agreement. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the Exercise Period and such other provisions as the Committee shall determine. The Option Grant Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

        3     Option Price. The Option Price for each Option granted under the
Plan shall be the Fair Market Value of a Share on the date of grant.

        4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

        5     Dividend Equivalents. Simultaneously with the grant of an Option, the Participant receiving the Option may be granted Dividend Equivalents with respect to the Shares subject to such Option. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date of an Option and the date the Option is exercised. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

        6     Exercise of and Payment for Options. Options granted under the
Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each Grant or for each Participant. However, in no event may an Option granted under the Plan become exercisable prior to six (6) months following the date of its grant.

         A Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding or
(d) by a combination of (a), (b) and/or (c).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        7     Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.

        8     Termination of Employment. Each Option Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Option Grant Agreement entered into with Participants, need not be uniform among all Options granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

        9     Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.


7.      Stock Appreciation Rights

        1     Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs; provided, however, the maximum number of SARs which may be granted to any single Participant during any one calendar year is twenty thousand (20,000).

         The Base Value of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The Base Value of Tandem SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

        2     SAR Grant Agreement. Each SAR grant shall be evidenced by an SAR
Grant Agreement that shall specify the number of SARs granted, the Base Value, the term of the SAR (not to exceed ten (10) years), the Exercise Period and such other provisions as the Committee shall determine.

        3     Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        4     Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        5     Exercise and Payment of SARs. A Participant may exercise an SAR at anytime during the Exercise Period. SARs shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of SARs being exercised. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount equal to the product of:

        (a) the excess of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Base Value of the SAR, multiplied by

        (b)    the number of Shares with respect to which the SAR is exercised.

        At the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        6     Termination of Employment.  Each SAR Grant Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the SAR Grant Agreement entered into with Participants, need not be uniform among all SARs granted pursuant to the Plan or among Participants and may reflect distinctions based on the reasons for termination of employment.

        7     Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.


8.      Restricted Stock

        1     Grant of Restricted Stock.  Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of shares of Restricted Stock granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Restricted Stock.

        2     Restricted Stock Grant Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Grant Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock Shares granted and such other provisions as the Committee shall determine.

        3 Transferability. Except as provided in this Article 8, Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Grant Agreement. However, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        4     Certificate  Legend.  Each certificate  representing  Restricted
Stock granted pursuant to the Plan may bear a legend substantially as follows:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Minnesota Power Executive Long-Term Incentive Compensation Plan, and in a Restricted Stock Grant Agreement. A copy of such Plan and such Agreement may be obtained from Minnesota Power & Light Company."

     The Company shall have the right to retain the certificates representing Restricted Stock in the Company's possession until such time as all restrictions applicable to such Shares have been satisfied.

        5     Removal of Restrictions.  Except as otherwise provided in this
Article 8, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to have the legend referred to in Section 8.4 removed from his or her stock certificate.

        6     Voting Rights. During the Period of Restriction,  Participants
holding Restricted Stock may exercise full voting rights with respect to those Shares.

        7     Dividends and Other Distributions.  During the Period of
Restriction, Participants holding Restricted Stock shall be credited with all regular cash dividends paid with respect to all Shares while they are so held. All cash dividends and other distributions paid with respect to Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid. Subject to the restrictions on vesting and the forfeiture provisions, all dividends credited to a Participant shall be paid to the Participant promptly following the full vesting of the Restricted Stock with respect to which such dividends were paid. The provisions of this Section 8.7 are subject to the right of the Committee to determine otherwise at the time of grant.

        8     Termination  of  Employment.  Each  Restricted  Stock Grant
Agreement shall set forth the extent to which the Participant shall have the right to receive unvested Restricted Shares following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Restricted Stock Grant Agreement entered into with Participants, need not be uniform among all grants of Restricted Stock or among Participants and may reflect distinctions based on the reasons for termination of employment.

9.      Performance Units and Performance Shares

        1     Grant of  Performance  Units and Performance  Shares.  Subject to
the terms of the Plan, Performance Units and/or Performance Shares may be granted to an Eligible Employee at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such Grants; provided, however, the maximum payout to any single Participant with respect to Performance Units granted in any one calendar year shall be 200% of base salary determined at the earlier of the beginning of the Performance Period and the time the performance goals are set by the Committee and with respect to Performance Shares shall be twenty thousand (20,000) shares.

        2 Performance Unit/Performance Share Grant Agreement. Each grant of Performance Units and/or Performance Shares shall be evidenced by a Performance Unit and/or Performance Share Grant Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the initial value (if applicable), the Performance Period, the performance goals and such other provisions as the Committee shall determine, including, but not limited to, any right to Dividend Equivalents during or after the Performance Period.

        3 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The value of a Performance Share shall equal the value of one Share. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, be at least six
(6) months in length.

        Unless and until the Committee proposes for shareholder vote a change in the general performance goals set forth below, the attainment of which shall serve as a basis for the determination of the number and/or value of Performance Units and/or Performance Shares granted under the Plan, the performance goals to be used for purposes of grants to Named Executive Officers shall be based upon any one or more of the following:

        (a) Total shareholder return (measured as the sum of Share appreciation and dividends declared).

        (b)      Return on invested capital, assets or net assets.

        (c)      Share earnings/earnings growth.

        (d)      Cash flow/cash flow growth.

        (e)      Cost of services to consumers.

        (f) Growth in revenues, sales, operating income, net income, stock price and/or earnings per share.

        (g)      Return on shareholders equity.

        (h)      Economic value created.

        (i)      Customer satisfaction and/or customer service quality.

        (j)      Operating effectiveness.

      In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance goals without obtaining shareholder approval of such changes and without losing any income tax benefits to the Company, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

        4     Earning of Performance Units/Shares. After the applicable
Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout with respect to the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        5     Form and  Timing of  Payment  of  Performance  Units/Shares.
Payment of earned Performance Units/Shares shall be made following the close of the applicable Performance Period or at such later time as the Committee, in its sole discretion, may determine. The Committee, in its sole discretion, may pay earned Performance Units/Shares in cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

        6 Dividend Equivalents. Simultaneously with the grant of Performance Shares, the Participant may be granted Dividend Equivalents with respect to such Performance Shares. Dividend Equivalents shall constitute rights to amounts equal to the dividends declared on an equal number of outstanding Shares on all payment dates occurring during the period between the grant date and the date the Performance Shares are earned or paid out. The Committee shall determine at the time Dividend Equivalents are granted the conditions, if any, to which the payment of such Dividend Equivalents is subject.

        7 Termination of Employment. Each Grant Agreement shall set forth the extent to which the Participant shall have the right to receive a Performance Unit/Share payout following termination of the Participant's employment with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Grant Agreement entered into with the Participants, need not be uniform among all grants of Performance Units/Shares or among Participants and may reflect distinctions based upon reasons for termination of employment.

        8     Nontransferability.  Performance  Units/Shares  may  not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a
Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

10.     Other Grants

       The Committee shall have the right to make other Grants which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on performance criteria established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Grants shall be made in such manner and at such times as the Committee may determine.


11.     Beneficiary Designation

       Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

12. Deferrals

        The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of (1) the exercise of an SAR or (2) the satisfaction of any requirements or goals with respect to any Grants. If any such deferral election is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


13. Rights of Employees

        1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, for any reason or no reason in the Company's sole discretion, nor confer upon any Participant any right to continue in the employ of the Company.

        2     Participation. No  Employee shall have the right to be selected to receive a Grant under the Plan, or, having been so selected, to be selected to receive a future Grant.


14.     Change in Control

        Upon the occurrence of a Change in Control, as defined herein, unless otherwise specifically prohibited by the terms of Article 18 herein or unless the Committee provides otherwise prior to the Change in Control:

        (a) Any and all Options and SARs granted hereunder shall become immediately exercisable;

        (b) Any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired;

        (c)      With  respect  to all outstanding Grants of Performance Units,
             Performance   Shares  and other performance-based   Grants,  there
             shall be paid out immediately to Participants the superior number of Performance Units or Shares granted for the entire Performance Period as increased by Dividend Equivalents for the entire Performance Period. Payment shall be made in cash or in stock, as determined by the Committee. However, there shall not be an accelerated payout under this Section 14(c) with respect to Grants of Performance Units, Performance Shares or other performance-based Grants which were made less than six (6) months prior to the effective date of the Change in Control; and

        (d) All earned Performance Units, Performance Shares and other performance-based Grants (as increased by any Dividend Equivalents to the date of payment) not yet paid out shall be paid out immediately, in cash or in stock, as determined by the Committee.

15.     Amendment, Modification  and Termination

        1     Amendment,  Modification and  Termination.  The Board may, at any
time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon.

        2 Grants Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

16.     Withholding

        1     Tax  Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to a Grant made under the Plan.

        2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising out of or as a result of Grants made hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant.

17.     Successors

        All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

18.     Legal Construction

        1     Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

        2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        3     Requirements of Law. The making of Grants and the issuance of
Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

        4 Securities Law Compliance. With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        5     Governing  Law. To the extent not preempted by Federal law, the
Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.

                                                  MINNESOTA POWER



                                                  By      Edwin L. Russell
                                                    ---------------------------
                                                    Its Chief Executive Officer

Attest:


By       Philip R. Halverson
  -----------------------------------
         Corporate Secretary

                                                                 Appendix B



                                 MINNESOTA POWER

                                DIRECTOR LONG-TERM

                               STOCK INCENTIVE PLAN


                                Effective 01/01/96

                                 MINNESOTA POWER
                     DIRECTOR LONG-TERM STOCK INCENTIVE PLAN



1.      Establishment, Purpose and Duration

        1     Establishment of the Plan.  Minnesota Power & Light Company,
a Minnesota corporation (hereinafter referred to as the "Company"), hereby establishes an outside director plan to be known as the "Minnesota Power Director Long-Term Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan provides for the automatic grant of Stock Options and Performance Shares to non-employee directors.

        The Plan shall become effective as of January 1, 1996 (the "Effective Date"), subject to shareholder approval, and shall remain in effect as provided in Section 1.3 herein.

        2     Purpose of the Plan.  The  purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of directors to those of Company shareholders. The Plan is further intended to assist the Company in its ability to motivate, attract and retain highly qualified individuals to serve as directors of the Company.

        3     Duration  of the  Plan.  The  Plan  shall  commence  on the
Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 12 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may a Grant be made under the Plan on or after the tenth anniversary of the Effective Date.

        4     Long-Term  Incentive  Plan. The Company has  previously  made grants to outside directors under the Directors' Long-Term Incentive Plan, which provides for maximum award opportunities of 600 shares of Company common stock every other year. The terms of this plan are set forth in Annex A hereto. One performance period (1994-1997) is still running under this plan, although no new performance period will commence in 1996. On and after the Effective Date, the shares relating to the existing performance period shall be deemed to be covered by this Plan and shall be counted against the number of shares available under this Plan, and their grant and the performance goals shall be deemed to have been approved by Company shareholders by their approval of this Plan.

2.      Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when such meaning is intended, the initial letter of the word is capitalized:

        1     "Board" or "Board of Directors" means the Board of Directors of the Company.

        2     "Change in Control"  of the Company  shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

        (a)    the dissolution or liquidation of the Company;

        (b)    a reorganization,   merger  or  consolidation  of  the Company
               with one or more unrelated corporations, as a result of which the Company is not the surviving corporation;

        (c) the sale, exchange, transfer or other disposition of shares of the common stock of the Company (or shares of the stock of any person that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons unrelated to the Company if, as a result of such transactions, any Person (or any Person and its affiliates) owns more than twenty percent (20%) of the voting power of the outstanding common stock of the Company; or

        (d)    the sale of all or substantially all the assets of the Company.

        3      "Code" means the Internal Revenue Code of 1986, as
amended from time to time.

        4      "Committee" means the committee,  as specified in
Article 3, appointed by the Board to administer the Plan with respect to Grants.

        5      "Company" means Minnesota Power & Light Company, a Minnesota corporation, or any successor thereto as provided in Article 15 herein.

        6      "Director"  means  any  individual  who is a member of the
Board of  Directors  of the Company.

        7      "Dividend Equivalent" means, with respect to Shares subject to
Performance Shares, a right to be paid an amount equal to any and all dividends declared on an equal number of outstanding Shares.

        8 "Employee" means any full-time employee of the Company or of the Company's Subsidiaries, who is not covered by any collective bargaining agreement to which the Company or any of its Subsidiaries is a party. Directors who are not otherwise employed by the Company shall not be considered Employees under the Plan.

        9     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

        10    "Exercise Period" means the period during which an Option is exercisable, as set forth in the related Grant Agreement.

        11    "Fair Market Value" means the closing sale  price as reported in the composite reporting system or, if there was no such sale on the relevant date, then on the last previous day on which a sale was reported.

        12    "Grant" means, individually or collectively, a grant under the
Plan of Stock Options and Performance Shares and the grant made under the Directors' Long-Term Incentive Plan referred to in Section 1.4 herein.

        13    "Grant  Agreement" means an agreement  entered into by each
Participant and the Company, setting forth the terms and provisions applicable to a Grant made to a Participant under the Plan.

        14    "Insider" means an Employee who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of the common stock of the Company, as defined under Section 16 of the Exchange Act.

        15     "Option or "Stock Option" means an option to purchase Shares, granted under Article 6 herein.

        16     "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, set forth in the Grant Agreement.

        17     "Participant" means any person who is elected or appointed to the Board of Directors of the Company and who is not an Employee.

        18     "Performance Period" means the time period during which
performance goals must be met.

        19     "Performance Share" means a Grant made to a Participant, as described in Article 7 herein.

        20     "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act, as used in Sections 13(d) and 14(d) thereof including usage in the definition of a "group" in Section 13(d) thereof.

        21     "Plan Year" means the period commencing on the Effective Date of the Plan and ending the next following December 31 and thereafter the calendar year.

        22     "Retirement" means resignation from the Board upon reaching retirement age, or otherwise resigning or not standing for reelection with the approval of the Board.

        23     "Shares" means the shares of common stock of the Company,
without par value.

        24     "Subsidiary" means any corporation that is a "subsidiary
corporation" of the Company as that term is defined in Section 424(f) of the Code.

3.      Administration

        1     The Committee. The Plan shall be administered by a committee (the
"Committee") appointed by the Board consisting of not less than three persons who are not eligible to participate in the Plan. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. Members of the Committee need not be members of the Board.

        2     Authority of the  Committee.  The Committee shall have full power except as limited by law, the Articles of Incorporation and the Bylaws of the Company, subject to such other restricting limitations or directions as may be imposed by the Board and subject to the provisions herein, to construe and interpret the Plan and any agreement or instrument entered into under the Plan and to establish, amend or waive rules and regulations for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

        3     Decisions Binding.  All determinations and decisions made by the
Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, the Participants and their estates and beneficiaries.

        4     Costs. The Company shall pay all costs of administration of the
Plan.

4.      Shares Subject to the Plan

        1     Number of Shares. Subject to Section 4.2 herein, the maximum number of Shares available for grant under the Plan shall be one hundred fifty thousand (150,000). Shares underlying lapsed or forfeited grants may be reused for other grants. Shares may be (i) authorized but unissued shares of common stock or (ii) shares purchased on the open market.

        2     Adjustments in Authorized Shares.  In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Grants made under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Grant shall always be a whole number.


5.      Eligibility and Participation

        Persons eligible to participate in the Plan are any persons elected or appointed to the Board of Directors of the Company, who are not Employees.


6.      Stock Options

        1     Grant of  Options.  On the  first business  day  after  the
Effective Date and on each January 2nd thereafter (or on the first business day thereafter if January 2nd is not a business day), 725 Options shall be granted to each Participant.

        2     Option Grant Agreement. Each Option grant shall be evidenced by an Option Grant Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and the Exercise Period.

        3     Option  Price.  The Option Price for each Option grant under the
Plan shall be the Fair Market Value of a Share on the date of grant.

        4     Duration of Options.  Each Option  shall  expire on the tenth anniversary of the date of grant.

        5     Exercise  Period and  Exercise.  50% of the Options shall become exercisable on the first anniversary of the date of grant; the remaining 50% of the Options shall become exercisable on the second anniversary of the date of grant.

        Subject to the provisions of Article 8 herein, a Participant may exercise an Option at any time during the Exercise Period. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by provisions for full payment for the Shares.

        The Option Price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), (c) by share withholding,
(d) by cashless exercise or (e) by a combination of (a), (b) (c) and/or (d).

        As soon as practicable after receipt of a written notification of exercise of an Option and provisions for full payment therefor, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).


7.      Performance Shares

        1     Grant of Performance Shares. On the first business day after the
Effective Date and on every second January 2nd thereafter (or on the first business day thereafter, if January 2nd is not a business day), Performance Shares, equal in number to $10,000 divided by the Fair Market Value for a Share on the date of Grant, shall be granted to each Participant.

        2     Dividend  Equivalents.  The  Participant  shall also
receive Dividend Equivalents with respect to the number of Performance Shares subject to the Grant. The Dividend Equivalents credited on each common stock ex-dividend date during the Performance Period shall be in the form of additional Performance Shares, shall be added to the number of Performance Shares subject to the Grant and shall equal the number of Shares (including fractional Shares) that could be purchased on the ex-dividend date, based on the closing sale price as reported in the consolidated transaction reporting system on that date, with cash dividends that would have been paid on Performance Shares, if such Performance Shares were Shares.

        3     Performance Share Grant Agreement. Each grant of Performance
Shares shall be evidenced by a Performance Share Grant Agreement that shall specify the date of grant, the number of Performance Shares granted and the Performance Period. Performance Periods shall end on the December 31st two years after the date of grant.

        Performance Goals. The Performance Goal for each Performance Period is total shareholder return (defined as stock price appreciation plus dividends reinvested on the ex-dividend date throughout the Performance Period, divided by the Fair Market Value of a share at the beginning of the Performance Period) for the Company in comparison to the total shareholder return for the 16 companies set forth in Annex B hereto over the Performance Period.

First Performance Cycle (1996-1997)

                  Threshold              Target               Superior
                  ---------              ------               --------
% Payout          50%                    100%                 200%
Goal              40th percentile        50th percentile      75th percentile


Subsequent Performance Cycles (1998-1999 and thereafter)

                  Threshold              Target               Superior
                  ---------              ------               --------
% Payout          50%                    100%                 200%
Goal              47th percentile        65th percentile      88th percentile


        No awards will be paid if the threshold percentiles are not reached. Earned awards will range from 50% up to 200% of the number of Performance Shares granted (as increased by the Dividend Equivalents), based on the percentile reached. Straight line interpolation will be used for results between those specified, rounded down to the nearest whole Share.

        If any company listed on Annex B hereto no longer exists, whether by merger into another company, dissolution or for any other reason, no replacement company shall be named unless the number of companies still remaining on the list is reduced below 12, in which case the Company's independent compensation consulting firm shall select replacement companies to bring the number back to 16.

        4     Earning of Performance Shares.  After the applicable Performance
Period has ended, the holder of Performance Shares shall receive a payout with respect to the Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

        5     Form and Timing of Payment of Performance Shares. Subject to the
provisions of Articles 8 and 11, 50% of any earned Performance Shares (as increased by the Dividend Equivalents) shall be paid after the end of the Performance Period promptly after determination of the extent to which
Performance Goals have been met. The remaining 50% of the earned Performance Shares (as increased by the Dividend Equivalents) shall continue to accrue Dividend Equivalents, as set forth in Section 7.2 above, until paid out as set forth in the next sentence. One-half of the remaining earned Performance Shares (as increased by the Dividend Equivalents) shall be paid out on the first business day in January, 1999. The remaining Performance Shares shall continue to accrue Dividend Equivalents and shall be paid out on the first business day in January, 2000.

              Payment shall be made in Minnesota Power common stock.

8.      Termination of Director Status

        1     Retirement or Death. In the  event a  Participant ceases to be a
Director of the Company by reason of Retirement or death

              (i) before the Exercise Period commences for a Stock Option Grant, any Stock Options not yet exercisable shall become exercisable immediately and may be exercisable in full at any time during the one year period after Retirement or death;

              (ii) after the Exercise Period commences for a Stock Option Grant, such Stock Options may be exercised in full at any time during the one year period after Retirement or death, but in no even after the Exercise Period has expired;

              (iii) during a Performance Period for Performance Shares, the Participant (or his beneficiary or estate) shall receive a payment of any earned Performance Shares (as increased by the Dividend Equivalents), promptly after determination of the extent to which Performance Goals have been met. The payment shall be prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the date of Retirement or death in relation to the number of calendar months in the full Performance Period; and

              (iv) after the end of a Performance Period, but before any or all earned Performance Shares have been paid out, the Participant (or his beneficiary or estate) shall be entitled to a full payout of all earned Performance Shares (as increased by the Dividend Equivalents), which shall be paid promptly after such occurrence.

        2     Other.  Except as set forth in Article 11 herein, in the event a participant ceases to be a director of the Company for any other reason

              (i) all Stock Options not yet exercisable or exercised shall be forfeited;

              (ii) all Performance Shares and related Dividend Equivalents not yet earned shall be forfeited; and

              (iii) all earned Performance Shares (as increased by Dividend Equivalents) shall continue to accrue Dividend Equivalents and shall be paid out as and when provided in Section 7.6 above.

9.      Beneficiary Designation

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

10. Continuation of Directors in Same Status

        Nothing in the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence of any agreement or understanding, express or implied, that the Company will retain a Director as a director or in any other capacity for any period of time or at a particular retainer or other rate of compensation, as conferring upon any Participant any legal or other right to continue as a director or in any other capacity, or as limiting, interfering with or otherwise affecting the right of the Company to terminate a Participant in his capacity as a director or otherwise at any time for any reason, with or without cause, and without regard to the effect that such termination might have upon him as a Participant under the Plan.

11.     Change in Control

        Upon the occurrence of a Change in Control, as defined herein, unless otherwise specifically prohibited by the terms of Article 16 herein:

        (a) Any and all Options granted hereunder shall become immediately exercisable;

        (b) With respect to all outstanding Grants of Performance Shares, the Committee (i) shall determine the greater of (x) the payout at 100% of the number of Performance Shares granted for the entire Performance Period and (y) the payout based upon actual performance for the Performance Period ending as of the effective date of the Change in Control, in either case after giving effect to accumulation of Dividend Equivalents and (ii) shall pay to the Participants immediately the greater of such amounts, in Shares, prorated based upon the number of complete and partial calendar months within the Performance Period which have elapsed as of the effective date of the Change in Control in relation to the number of calendar months in the full Performance Period. However, there shall not be an accelerated payout under this Section 11(b) with respect to Grants of Performance Shares which were made less than six (6) months prior to the effective date of the Change in Control; and

        (c) All earned Performance Shares (as increased by Dividend Equivalents) not yet paid out shall be paid out immediately.


12.     Amendment, Modification  and Termination

        1     Amendment,  Modification and Termination.  The Board may, at
any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the shareholders of the Company entitled to vote thereon. Notwithstanding the foregoing, any provision of the Plan that either states the amount and price of securities to be issued under the Plan and specifies the timing of such issuances, or sets forth a formula that determines the amount, price and timing of such issuances, shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

        2 Grants Previously Made. No termination, amendment or modification of the Plan shall adversely affect in any material way any Grant previously made under the Plan, without the written consent of the Participant holding such Grant unless such termination, modification or amendment is required by applicable law.

13.     Restrictions on Share Transferability

        The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option or the payment of Performance Shares under the Plan as it may deem advisable, including, without limitation, restrictions to comply with applicable Federal securities laws, with the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and with any blue sky or state securities laws applicable to such Shares.


14.     Nontransferability

        No Options or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her legal representative.

15.     Successors

        All obligations of the Company under the Plan, with respect to Grants made hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

16.     Legal Construction

        1     Gender and Number.  Except where otherwise  indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

        2     Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        3     Requirements of Law.  Neither the Plan nor the Company shall be obligated to issue any shares of common stock pursuant to the Plan at any time unless and until all applicable requirements imposed by any federal and state securities and other laws, rules and regulations, by any regulatory agencies or by any stock exchanges upon which the common stock may be listed have been fully met. As a condition precedent to any issuance of shares of common stock and delivery of certificates evidencing such shares pursuant to the Plan, the Board or the Committee may require a Participant to take any such action or make any such covenants, agreements and representations as the Board or the Committee, as the case may be, in its discretion deems necessary or advisable to ensure compliance with such requirements. The Company shall in no event be obligated to register the shares of common stock deliverable under the Plan pursuant to the Securities Act of 1933, as amended, or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time thereafter, or to take any other action in order to cause the issuance and delivery of such shares under the Plan or any subsequent offer, sale, or other transfer of such shares to comply with any such law, regulation or requirement. Participants are responsible for complying with all applicable federal and state securities and other laws, rules, and regulations in connection with any offer, sale, or other transfer of the shares of common stock issued under the Plan or any interest therein including, without limitation, compliance with the registration requirements of the Securities Act of 1933 as amended (unless an exception therefrom is available) or with the provisions of Rule 144 promulgated thereunder, if applicable, or any successor provisions. Certificates for shares of common stock may be legended as the Committee shall deem appropriate.

        Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred within the minimum time limits specified or required in such rule. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16a-1 under the Exchange Act.

        4     Securities  Law  Compliance.   With  respect  to  Insiders,
transactions under the Plan are intended to comply with all applicable conditions of the Federal securities laws. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        Governing  Law. To the extent not  preempted  by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with, and governed by, the laws of the State of Minnesota.
 .
 .
 .
                                              MINNESOTA POWER



                                              By       E. L. Russell
                                                 ----------------------------
                                                 Its Chief Executive Officer

Attest:


By          Philip R. Halverson
   ----------------------------------------
            Corporate Secretary

                                     ANNEX A

                       Directors' Long-Term Incentive Plan


                  The plan awards a maximum of 600 shares of common stock to each outside director if, over a four-year period commencing with each even-numbered year, total shareholders return (TSR) equals or exceeds (i) median TSR compared to a pre-selected group of comparable utilities (listed below) and/or (ii) the 40.0 percentile TSR compared to companies in the Standard & Poor's 500. No awards are granted to directors if Company results are below both of these threshold performance levels. The comparison to comparable utilities and to the S&P 500 companies is weighted 60% and 40%, respectively.

                  The first comparator group is comprised of:

Midamerican Energy Company
IES Industries, Inc.
Interstate Power Company
Madison Gas & Electric Company
Northern States Power Company
Otter Tail Power Company
Wisconsin Energy Corporation
WPL Holdings, Inc.
Northwestern Public Service Company
Wisconsin Public Service Corporation

                  The second comparator group is the companies comprising the S&P 500.

                  After calculation of the Company's TSR ranking within the first and second comparator groups, the schedule below indicates the percent of the Director's Performance Award Opportunity actually earned.

Utility TSR Ranking
-------------------

              -----------------------------------------------------------------
    1-2            60         68         76          84         92         100
              -----------------------------------------------------------------
     3             48         56         64          72         80          88
              -----------------------------------------------------------------
     4             36         44         52          60         68          76
              -----------------------------------------------------------------
     5             24         32         40          48         56          64
              -----------------------------------------------------------------
     6             12         20         28          36         44          52
              -----------------------------------------------------------------
   7-11             0          8         16          24         32          40
              -----------------------------------------------------------------

                 0-40         50         60          70         80          90

                                     TSR Percentile Ranking in S&P 500
                                     ---------------------------------

         TSR is defined as:

                  TSR = Stock price appreciation + reinvested dividends
                        -----------------------------------------------
                                        Initial stock price

         - Stock prices for the beginning and end of the period are the closing prices on the composite reporting system on the first and last business days of the period.

         - Dividends are assumed to be reinvested on the ex-dividend date at the closing stock prices on that date.

         - Calculation of TSR for the S&P 500 group is based on the companies included in the S&P 500 Index as of the end of the period.

                                     ANNEX B



Black Hills Corp.

Central & South West

CILCORP Inc.

Eastern Utilities Assoc.

Florida Progress Corp.

Hawaiian Electric Indust.

Mid American Energy

MDU Resources Group

Montana Power Co.

New England Electric Sys.

PacifiCorp

Potomac Electric Power

Public Service Enterprise

SCEcorp

TECO Energy Inc.

UtiliCorp United, Inc.